          As filed with the Securities and Exchange Commission on March 25, 1999
                                              1933 Act Registration No. 33-_____

                                                               File No. 811-4550

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

____     Pre-Effective Amendment No. ___  ____ Post-Effective Amendment No. ___

                                        THE MAINSTAY FUNDS
               ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (212) 576-5773

                                    51 Madison Avenue

                                   New York, New York 10010
               ----------------------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)

      Sara L. Badler, Esq.                        Jeffrey L. Steele, Esq.
       The MainStay Funds                        Dechert Price & Rhoads
       51 Madison Avenue                          1775 Eye Street, N.W.
    New York, New York 10010                     Washington, D.C. 20006
-------------------------------------------------------------------------------
 (Name and Address of Agent for Service)         (Copies of all Correspondence)

         Approximate date of proposed public offering: As soon as possible after this Registration Statement becomes effective.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24(f) under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant intends to file with the Securities and Exchange Commission the notice required by Rule 24f-2 with respect to its most recent fiscal year no later than March 31, 1999.

-------------------------------------------------------------------------------

         It is proposed that this filing shall become effective on April 26, 1999 pursuant to Rule 488.

                               THE MAINSTAY FUNDS
                        FORM N-14 CROSS REFERENCE SHEET

                                                               Proxy Statement/Prospectus
Part A.  Item No. and Caption                                      Statement Caption
-----------------------------                                  --------------------------
1.       Beginning of Registration Statement and Outside       Cover Page
         Front Cover Page of Prospectus

2.       Beginning and Outside Back Cover Page of              Table of Contents
         Prospectus

3.       Fee Table, Synopsis Information and Risk Factors      Summary of the Proposed Reorganization; Principal Risk
                                                               Factors; Comparative Fee Table


4.       Information About the Transaction                     Summary of the Proposed Reorganization; Information
                                                               About the Reorganization

5.       Information About the Registrant                      Summary of the Proposed Reorganization; Manager,
                                                               Investment Advisers, Administrators and Distributors of
                                                               MAP-Equity Fund and MainStay MAP Equity Fund;
                                                               Investment Objectives, Policies and Restrictions of
                                                               MAP-Equity Fund and MainStay MAP Equity Fund; Principal
                                                               Risk Factors; Fees and Expenses MAP-Equity Fund and
                                                               MainStay MAP Equity Fund; Purchase, Redemption and
                                                               Exchange Procedures of MAP-Equity Fund and MainStay MAP
                                                               Equity Fund; Dividend Policies of MAP-Equity Fund and
                                                               MainStay MAP Equity Fund; Comparative Information on
                                                               Shareholder Rights; Additional Information About
                                                               MAP-Equity Fund and MainStay MAP Equity Fund. See also
                                                               the Prospectus for MainStay MAP Equity Fund dated
                                                               ________, 1999, previously filed on EDGAR, Accession
                                                               Number ________________ .



6.       Information About the Company Being Acquired          Summary of the Proposed Reorganization;
                                                               Manager, Investment Advisers, Administrators
                                                               and Distributors of MAP-Equity Fund and
                                                               MainStay MAP Equity Fund; and Investment
                                                               Objectives, Policies and Restrictions of
                                                               MAP-Equity Fund and MainStay MAP Equity Fund;
                                                               Principal Risk Factors; Fees and Expenses
                                                               MAP-Equity Fund and MainStay MAP Equity Fund;
                                                               Purchase, Redemption and Exchange Procedures
                                                               of MAP-Equity Fund and MainStay MAP Equity
                                                               Fund; Dividend Policies of MAP-Equity Fund and
                                                               MainStay MAP Equity Fund; Comparative
                                                               Information on Shareholder Rights; Additional
                                                               Information About MAP-Equity Fund and MainStay
                                                               MAP Equity Fund. See also, the Prospectus for
                                                               Map-Equity Fund dated May 1, 1998, as
                                                               supplemented on May 1, 1998, August 6, 1998,
                                                               September 24, 1998 and ____ 1999. previously filed on
                                                               EDGAR, Accession Numbers 0000069620-98-000003,
                                                               0000069620-98-000005, and 00000069620-98-000010,
                                                               respectively

7.       Voting Information                                    Information About the Reorganization;
                                                               Voting Information

8.       Interest of Certain Persons and Experts               Not Applicable


9.       Additional Information Required for Reoffering        Not Applicable
         by Persons Deemed to be Underwriters

Part B Item No. and Caption                                    Statement of Additional Information Caption
---------------------------                                    -------------------------------------------

10.      Cover Page                                            Cover Page

11.      Table of Contents                                     Not Applicable



12.      Additional Information About the Registrant             Statement of Additional Information of
                                                                 The MainStay Funds dated ______, 1999,
                                                                 previously filed on EDGAR, Accession
                                                                 Number ___________________


13.      Additional Information About the Company Being          Statement of Additional
         Acquired                                                Information of MAP-Equity Fund,
                                                                 dated May 1, 1998, previously
                                                                 filed on EDGAR, Accession Number
                                                                 0001047469-98-016890.

14.      Financial Statements                                    Annual Report of MAP-Equity Fund for Fiscal
                                                                 Year Ended Decmber 31, 1998, previously
                                                                 filed on EDGAR, Accession Number
                                                                 0001047469-99-007871.








                                     Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                               MAP-EQUITY FUND
                               520 BROAD STREET
                        NEWARK, NEW JERSEY 07102-3111

                                (800) 559-5535



Dear Shareholder:                                         ______________, 1999

      The Board of Directors (the "Directors") of MAP-Equity Fund ("MAP") is pleased to announce that it has approved arrangements for the business and operations of MAP to be continued by reorganizing MAP into a new portfolio of The MainStay Funds, to be known as MainStay MAP Equity Fund ("MainStay MAP"). If MAP shareholders approve these arrangements, they will become Class I shareholders of MainStay MAP, which will have a different sponsor but substantially the same portfolio management as MAP. These arrangements are necessary because after June 30, 1999, MBL Life Assurance Corporation will no longer be able to serve as sponsor of MAP. The Directors, after thorough analysis and consideration of various alternatives, believe that these new arrangements are in the best interests of MAP shareholders because, among other things:

- as a shareholder of MainStay MAP, you will receive enhanced investment supervision, administrative shareholder servicing, and distribution capabilities from a major fund organization and its affiliates -- MainStay Management, Inc., an indirect subsidiary of New York Life Insurance Company;

- two individuals who currently serve as MAP's portfolio managers will continue to serve as MainStay MAP's portfolio managers through a new organization that will serve as sub-adviser of MainStay MAP;

- MainStay MAP will have the same investment objectives and substantially identical investment policies as MAP;

- as a shareholder of MainStay MAP, you will be able to reinvest dividends and capital gains distributions and make additional investments in MainStay MAP without the imposition of any sales charge, and you will be able to exchange your Class I shares for certain shares of other portfolios of The MainStay Funds, without the imposition of any sales charge; and

- MainStay Management Inc. has agreed to limit your MainStay MAP expenses for Class I shares to 1.00% for a period of two years from the date that MainStay MAP commences operations.

      The Directors have called a Special Meeting of Shareholders to be held on June 3, 1999 to consider the proposed reorganization. Detailed information about the proposed reorganization and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN _______________, 1999. YOU WILL BE ADVISED OF THE RESULTS OF THE SHAREHOLDER MEETING SHORTLY AFTER THE MEETING.

      The Directors of MAP recommend that MAP shareholders approve the reorganization. As a result of the reorganization, MAP will become a portfolio of The MainStay Funds, the Directors of MAP will resign, and the trustees for MainStay MAP will be the same trustees who serve on the board of The MainStay Funds. The Directors believe the reorganization will benefit MAP and its shareholders by enhancing the services and investment options available to them. For example, following the reorganization, you will be able to exchange your MainStay MAP shares for certain shares of another class of 22 other portfolios of The MainStay Funds, representing a wide range of investment objectives and policies. In making their determination, the Directors considered many factors, including the qualifications and capabilities of The MainStay Funds' service providers. If, as expected, NYLIFE Distributors, Inc., the distributor of The MainStay Funds, distributes MainStay MAP shares successfully, growth in assets should make possible the realization of economies of scale and attendant savings in costs to MainStay MAP and its shareholders. Achievement of these goals, however, cannot be assured.

      In connection with the proposed reorganization, MAP will transfer all of its assets and all of its liabilities to MainStay MAP. At that time, MAP shareholders will have their MAP shares exchanged for the same number of MainStay MAP shares with the same net asset value as their MAP shares. MainStay MAP will commence operations once the proposed reorganization has been completed.

      No sales or other charges will be imposed on MAP shareholders in connection with the reorganization. The reorganization will not be completed unless MAP and MainStay MAP receive an opinion of counsel to the effect that the transaction will qualify as a tax-free reorganization for Federal income tax purposes.

      Like MAP, MainStay MAP will seek long-term capital appreciation by investing primarily in equity-type securities of domestic issuers, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. Also, like MAP, MainStay MAP will seek to earn income as a secondary objective. Markston International, LLC will serve as sub-adviser to MainStay MAP. We expect that following the reorganization MainStay MAP will be managed in a manner that is substantially identical to the way in which MAP-Equity is managed currently.

      It will be necessary to retain an outside firm that specializes in proxy solicitation to provide assistance with the solicitation of proxies. The costs of retaining a proxy solicitation firm will be borne by MainStay Management, Inc., the manager of The MainStay Funds. If we have not received your vote as the Special Meeting of Shareholders approaches, you may receive a telephone call from the proxy solicitation firm. We trust that the telephone call will not inconvenience you.

      Effective the close of business on April 30, 1999, MAP will close to all new share purchases pending the reorganization. The Directors of MAP believe that closing MAP to new share purchases will help facilitate a smooth and efficient transition of its business and operations. Although MAP shareholders cannot purchase new shares of MAP after this date, they can redeem their MAP shares through the closing date of the reorganization. Following the reorganization, shareholders may, of course, purchase additional shares of MainStay MAP.

      NOTE: You may receive more than one proxy package if you hold MAP shares in more than one account. You must return a separate proxy card for each separate account that you own. We have provided postage-paid return envelopes for each.

                                          Sincerely,



                                          ---------------------

                               MAP-EQUITY FUND
                               520 BROAD STREET
                        NEWARK, NEW JERSEY 07102-3111
                                (800) 559-5535

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 3, 1999

                              ------------------


                                                              __________, 1999

To the shareholders of
  MAP-Equity Fund

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of MAP-Equity Fund ("MAP") will be held at the offices of MAP at 520 Broad Street, Newark, New Jersey 07102-3111, at _____ __.m., Eastern time, on June 3, 1999, for the following purposes:

      1. To consider and vote on a proposed Agreement and Plan of Reorganization providing (a) for the acquisition of all of the assets of MAP by MainStay MAP Equity Fund ("MainStay MAP"), a newly formed, separately managed series of The MainStay Funds, in exchange for shares of beneficial interest of MainStay MAP and the assumption by MainStay MAP of all of the liabilities of MAP, and (b) for the pro rata distribution of such MainStay MAP shares to shareholders of MAP and the subsequent liquidation and dissolution of MAP.

      2. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on April 16, 1999 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

      By order of the Board of Directors,

                                          -----------------------

                                          -----------------------


      EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

      YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

      3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                           Valid Signature
------------                                                           ---------------
CORPORATE ACCOUNTS

(1)   ABC Corp. ......................                                 ABC Corp.
                                                                       John Doe, Treasurer
(2)   ABC Corp. ......................                                 John Doe, Treasurer
(3)   ABC Corp. c/o John Doe ..................                        John Doe, Treasurer
(4)   ABC Corp. Profit Sharing Plan...                                 John Doe, Trustee

PARTNERSHIP ACCOUNTS

(1)   The XYZ Partnership............                                  Jane B. Smith, Partner
(2)   Smith and Jones, Limited
        Partnership..................                                  Jane B. Smith, General
                                                                        Partner
TRUST ACCOUNTS

(1)   ABC Trust.......................                                 Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
        u/t/d 12/28/78.................                                Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr.,
      UGMA/UTMA......................                                  John B. Smith, Custodian FBO
                                                                       John B. Smith Jr., UGMA/UTMA

(2)   Estate of John B. Smith.........                                 John B. Smith, Jr.,
                                                                        Executor, Estate of John B. Smith



                          PROXY STATEMENT/PROSPECTUS

                 RELATING TO THE ACQUISITION OF THE ASSETS OF

                               MAP-EQUITY FUND
                               520 BROAD STREET
                        NEWARK, NEW JERSEY 07102-3111
                          TELEPHONE: (800) 559-5535

                       BY AND IN EXCHANGE FOR SHARES OF

                           MAINSTAY MAP EQUITY FUND
              A SEPARATELY MANAGED SERIES OF THE MAINSTAY FUNDS
                              51 MADISON AVENUE
                              NEW YORK, NY 10010
                                (800) 624-6782

      This Proxy Statement/Prospectus is being furnished to shareholders of MAP-Equity Fund ("MAP") in connection with a proposed reorganization (the "Reorganization") in which all of the assets of MAP would be acquired by MainStay MAP Equity Fund ("MainStay MAP"), a newly formed, separate portfolio of The MainStay Funds (the "Trust"), in exchange for shares of MainStay MAP and the assumption by MainStay MAP of all of the liabilities of MAP. The shares of MainStay MAP received in the Reorganization would then be distributed to shareholders of MAP, and MAP would then be liquidated and dissolved. As a result of the Reorganization, each shareholder of MAP would receive that number of full and fractional Class I shares of MainStay MAP having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of MAP held as of the close of business on the New York Stock Exchange on ____________, 1999 (the "Valuation Date"). No sales or other charges will be imposed on MAP shareholders in connection with the transaction.

      The Trust is an open-end management investment company that issues its shares of beneficial interest in separate portfolios or funds, each with its own investment objective or objectives and policies. The primary investment objective of MainStay MAP, a separate diversified portfolio of the Trust, will be to seek long-term capital appreciation. MainStay MAP will seek to achieve this objective by investing primarily in equity-type securities of domestic issuers, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. As a secondary investment objective, MainStay MAP will seek to earn income. There can be no assurance that MainStay MAP will achieve its investment objectives.

      The investment objectives and policies of MainStay MAP (and consequently, the risks of investing in it) will be substantially identical to those of MAP. Certain investment restrictions of MainStay MAP, however, will be slightly different from those of MAP. For a comparison of the investment objectives, policies and restrictions of MAP and MainStay MAP (each referred to as a "Fund," and collectively, the "

Funds"), see "Investment Objectives, Policies and Restrictions of MAP-Equity Fund and MainStay MAP Equity Fund" in this Proxy Statement/Prospectus. MainStay Management Inc. will serve as the manager to MainStay MAP. Markston International, LLC ("Markston International") will serve as sub-adviser to MainStay MAP with full power to make investment decisions for MainStay MAP.

      This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely information about MainStay MAP that a prospective investor should know before investing. Attached hereto as Exhibit B is the Prospectus for MainStay MAP Class I shares, dated ________, 1999, which prospectus is incorporated herein by reference (legally forms a part of this Proxy Statement/Prospectus). A Statement of additional information for the Trust, including information regarding MainStay MAP and additional information about the Reorganization, dated ________, 1999, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Copies of MainStay MAP's Statement of Additional Information are available upon request and without charge by writing to NYLIFE Distributors, Inc. at 300 Interpace Parkway, Building A, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).


      A Prospectus for MAP dated May 1, 1998, as supplemented on May 1, 1998, August 6, 1998, September 24, 1998 and ________, 1999 and a Statement of Additional Information for MAP dated May 1, 1998 have been filed with the SEC and are incorporated herein by reference. Copies of MAP's Prospectus and Statement of Additional Information are available upon request and without charge by calling First Priority Investment Corporation at (800) 559-5535.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this Proxy Statement/Prospectus is ______________, 1999.

                              TABLE OF CONTENTS

                                                                               Page
SUMMARY OF THE PROPOSED REORGANIZATION......................................     2

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF MAP-EQUITY FUND AND
      MAINSTAY MAP EQUITY FUND..............................................     3

PRINCIPAL RISK FACTORS......................................................     6

MANAGER, INVESTMENT ADVISERS, ADMINISTRATORS AND DISTRIBUTORS
      OF MAP-EQUITY FUND AND MAINSTAY MAP EQUITY FUND.......................     7

COMPARISON OF FEES AND EXPENSES OF MAP-EQUITY FUND AND MAINSTAY MAP EQUITY
      FUND..................................................................     8

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES OF MAP-EQUITY
      FUND AND MAINSTAY MAP EQUITY FUND.....................................    13

DIVIDEND POLICIES OF MAP-EQUITY FUND AND MAINSTAY MAP EQUITY FUND...........    15

INFORMATION ABOUT THE REORGANIZATION........................................    16

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS...............................    19

ADDITIONAL INFORMATION ABOUT MAP-EQUITY FUND AND MAINSTAY MAP EQUITY FUND...    20

VOTING INFORMATION..........................................................    21


Exhibit A - Agreement and Plan of Reorganization

Exhibit B - Prospectus of  MainStay MAP Class I Shares

                    SUMMARY OF THE PROPOSED REORGANIZATION

      The Board of Directors of MAP, consisting solely of Directors who are not "interested persons" of MAP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), (the "Directors") has unanimously approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of MAP by MainStay MAP, a separate portfolio of the Trust, in exchange for shares of MainStay MAP and the assumption by MainStay MAP of all of the liabilities of MAP. MainStay MAP will issue four different classes of shares to the public, and shareholders of MAP will be issued Class I shares in connection with the Reorganization. The aggregate net asset value of the Class I shares of MainStay MAP to be issued in the exchange will equal the aggregate net asset value of MAP's shares then outstanding. In connection with the Reorganization, Class I shares of MainStay MAP will be distributed to shareholders of MAP, and MAP will be liquidated and dissolved. As a result of the Reorganization, each shareholder of MAP will cease to be a shareholder of MAP and will receive that number of full and fractional Class I shares of MainStay MAP having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of MAP on the Valuation Date. No sales or other charges will be imposed on MAP shareholders in connection with the transaction. As a condition to closing, MAP and MainStay MAP will obtain an opinion of Dechert Price & Rhoads, counsel to the Trust, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization."

      MainStay MAP will have investment objectives and policies substantially identical to those of MAP. The risks of investing in MainStay MAP will be substantially the same as the risks of investing in MAP, although the investment restrictions of MainStay MAP will be slightly different from the investment restrictions of MAP. The slight differences in investment restrictions are not expected to affect the manner in which Markston International, LLC ("Markston International"), the sub-adviser to MainStay MAP, will manage the assets of MainStay MAP compared with the manner in which Markston Investment Management, the investment adviser to MAP, currently manages the assets of MAP. See "Principal Risk Factors" below. MainStay MAP will have purchase and redemption procedures substantially similar to those of MAP.

      For the reasons set forth below, the Directors of MAP have unanimously concluded that the Reorganization is in the best interests of the shareholders of MAP and that the interests of existing MAP shareholders will not be diluted as a result of the Reorganization. The Directors of MAP, therefore, will submit the Reorganization for approval by the shareholders of MAP at a Special Meeting of Shareholders to be held on June 3, 1999 (the "Meeting"). Approval of the Reorganization with respect to MAP requires the vote of a majority of the outstanding voting securities of MAP, and the Reorganization will not be effected unless the requisite approval is obtained. See "Voting Information."

The Directors of MAP have approved the Reorganization because they believe it will benefit shareholders of MAP through the quality and quantity of services that are expected to be offered to MainStay MAP shareholders. The Directors also considered the fact that Markston International will manage the investments of MainStay MAP in the same manner as Markston Investment Management currently manages the investments of MAP. The Directors also reviewed and considered the capabilities of the service providers to The MainStay Funds to provide management, administrative and distribution services to MainStay MAP. As discussed below, the service providers to the Trust manage and distribute a family of 22 mutual fund portfolios with assets of approximately $13,348,832 as of March 23, 1999.

Shareholders of MainStay MAP will enjoy the same services and privileges as other shareholders of the Trust, including the opportunity to exchange Class I shares of MainStay MAP for a certain class of shares of the other portfolios of The MainStay Funds with a wide variety of investment objectives and policies. For additional information see "Purchase, Redemption and Exchange Procedures of MAP-Equity Fund and MainStay MAP Equity Fund."

      The Directors of MAP also took into account a variety of other factors discussed below in greater detail. See "Information About the Reorganization."

THE BOARD OF DIRECTORS OF MAP-EQUITY FUND, CONSISTING SOLELY OF INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND ADOPTION OF THE FOLLOWING RESOLUTION OF SHAREHOLDERS IN ACCORDANCE WITH THE CORPORATIONS LAW OF THE STATE OF DELAWARE:

      Resolved, that the Agreement and Plan of Reorganization by and between The MainStay Funds, on behalf of MainStay MAP Equity Fund and MAP-Equity Fund, as submitted to the shareholders of MAP-Equity Fund as exhibit A to the Proxy Statement/Prospectus be, and it hereby is, approved.

   INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF MAP-EQUITY FUND AND
                           MAINSTAY MAP EQUITY FUND

      The following is a general description of the investment objectives, policies and restrictions of each of the Funds. This discussion is qualified in its entirety by reference to the more detailed description set forth in the accompanying Prospectus of MainStay MAP.

      The investment objectives and policies of MainStay MAP will be substantially identical to those of MAP. Furthermore, Markston International will serve as sub-adviser to MainStay MAP following the Reorganization, with full power to make investment decisions for MainStay MAP. Markston International will follow the same investment management style as sub-advise to MainStay MAP as Markston Investment Management currently follows as investment adviser to MAP. For a further discussion of Markston International and Markston Investment Management, please see "Manager, Investment Advisers, Administrators and Distributors of MAP-Equity Fund and MainStay MAP Equity Fund" below.

      Like MAP, MainStay MAP will have a primary investment objective of seeking long-term appreciation of capital, and a secondary investment objective of seeking to earn income. There can be no assurance that MainStay MAP will achieve its stated investment objectives. See "Principal Risk Factors" below.

      In seeking to achieve its investment objectives, MAP invests primarily in equity-type securities, including common stocks, as well as securities convertible into or exchangeable for, common stocks. In seeking to achieve its investment objectives, MainStay MAP will normally invest at least 65% of its total assets in these types of securities. MAP invests primarily in securities traded on national securities exchanges and, to a lesser extent, in securities traded in the "over-the-counter" market. MainStay MAP will invest primarily in the securities of domestic issuers.

      Like Markston Investment Management, Markston International will identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the investment adviser believes will have improved performance i.e., value opportunities. Factors examined by Markston International to indicate unrealized value will include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Also like Markston Investment Management, Markston International will emphasize the presence of a catalyst that may unlock a company's potential value, such as stock repurchase programs, management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston International also will assess the judgement, quality and integrity of company management and the track record of product development.

      Like MAP, MainStay MAP also may invest in warrants, may invest up to 10% of its total net assets in the securities of foreign issuers, and may buy "restricted" securities, which cannot be sold publicly until registered under the Securities Act of 1933.

      Like MAP, under normal circumstances MainStay MAP intends to hold its securities for a relatively long period of time. Each Fund's investment adviser may, however, sell, investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital appreciation. Like MAP, MainStay MAP also may acquire certain securities from time to time, in an effort to earn short-term profits.

      In addition, when its investment adviser believes that investment opportunities in the equity markets are diminished (due either to fundamental changes in those markets or to an anticipated general decline in the value of equity securities), each Fund may adopt a temporary defensive position. During such periods, MAP may invest in cash, preferred stock, bonds, debentures, notes, government obligations, or other evidences of indebtedness. MainStay MAP may also invest during such periods in cash, preferred stock, money market investments, or other debt or debt-related instruments. If a Fund adopts a temporary defensive position, it may not achieve its investment objectives.

      The investment restrictions of MainStay MAP will be substantially similar to those of MAP, with certain exceptions. For example, MainStay MAP's fundamental investment restrictions regarding investment in real estate; investment in commodities and commodities contracts; making of loans to other persons; diversification of both the industries and the issuers in which the Fund is permitted to invest; and acting as an underwriter for the securities of other issuers will be substantially similar to those of MAP. The Trustees of MainStay MAP have also adopted a fundamental restriction followed by MAP pertaining to the percentage of total assets that the Fund is permitted to borrow from banks as a temporary measure. As adopted, however, the fundamental restriction will permit MainStay MAP to borrow only up to 5% of its total assets for temporary purposes, instead of the 10% limitation that was followed by MAP. The Trustees of MainStay MAP have also adopted the fundamental investment restriction followed by MAP limiting the amount of voting securities or any other class of securities of any one issuer that the Fund may own. In adopting this latter restriction, however, the Trustees increased the percentage limitation from 8% to 10% of the voting securities of any one issuer.

      With respect to MainStay MAP the Trustees did not adopt certain of MAP's restrictions that are either no longer required under certain state securities laws or are not required under the Federal securities laws. These restrictions pertain to investment by the Fund in oil, gas or mineral leases; investment by the Fund in the securities of unseasoned issuers; investment by the Fund in securities that are also held in certain amounts by the Directors or officers of the Fund; pledging of Fund assets; joint and several participation by the Fund in securities trading accounts; and investment by the Fund in the securities of companies for the purpose of exercising control over them.

      Moreover, certain restrictions of MAP that are fundamental restrictions, changeable only with the approval of a majority of shareholders, were adopted by the Trustees as non-fundamental restrictions of MainStay MAP. These restrictions may be changed by the affirmative vote of a majority of the Trustees without shareholder approval. The investment restrictions that the Trustees adopted as non-fundamental pertain to short sales of securities; purchases of securities on margin; investment in securities which are not readily marketable; and investment in securities of other registered investment companies.

      The slight differences in investment restrictions are not, however, expected to affect the manner in which Markston International will manage the assets of MainStay MAP compared to the manner in which Markston Investment Management currently manages the assets of MAP.

      Each Fund may, to similar degrees, purchase or engage in the following other investment instruments and techniques: short-term investments, cash or cash equivalents, repurchase agreements, when-issued securities, preferred stock, and U.S. government securities. For additional information on each Fund's investment restrictions, the instruments which it may purchase, and techniques in which it may engage, see its respective Statement of Additional Information.

                            PRINCIPAL RISK FACTORS

      Because of the substantially identical investment objectives, policies and portfolio management styles, the risks of investing in MainStay MAP are expected to be substantially similar to the risks of investing in MAP. For a further discussion of the investment objectives, policies and restrictions applicable to MAP and MainStay MAP and the risks of investing in each Fund, see "Investment Objectives, Policies and Restrictions" herein and the discussions under "Investment Objective", "Principal Investment Strategies" and "Risks" in the accompanying prospectus of MainStay MAP Class I shares.

      Like MAP, MainStay MAP will invest primarily in the equity-type securities of domestic issuers, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. Investment in common stocks and securities convertible into, or exchangeable for, common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions, which can adversely affect the value of a Fund's holdings. Over time, equity securities can fluctuate in value, sometimes due to factors unrelated to the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of the Fund's shares and thus its total return to investors. Like an investment in MAP, an investment in MainStay MAP will not be insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      As part of its investment management strategy, Markston International, like Markston Investment Management, will attempt to invest in equity securities that it believes are undervalued and have the potential for future growth. There can be no guarantee, however, that an assessment of the future value of a given company will be accurate. In the event that the market does not come to share the investment adviser's assessment of the growth potential of a particular company, the securities of that company held by the Fund may experience a decline in value. As a consequence, the Fund may experience a decline in net asset value, and shareholders may lose money.

      In addition, like MAP, MainStay MAP may invest up to 10% of its total net assets in the securities of foreign issuers. Investing in foreign securities involves special risks. These include the risks of currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. Fluctuations in currency exchange rates can have a positive or negative affect on the value of a Fund's shares, depending upon whether the foreign currencies are appreciating or depreciating relative to the U.S. dollar. In addition, foreign markets may not be as liquid as U.S. securities markets and securities prices in foreign markets are generally subject to economic, financial, political and social factors that are different from the factors to which the prices of securities in U.S. markets are subject. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of each Fund.

      Further, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by each Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These and other factors could make foreign investments more volatile than domestic investments.

      In addition, like MAP, MainStay MAP may buy "restricted" securities, which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. SEC rules do permit some of these securities to be sold in privately negotiated transactions. MainStay MAP will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that MainStay MAP will not have to pay some or all of these expenses.

 MANAGER, INVESTMENT ADVISERS, ADMINISTRATORS AND DISTRIBUTORS OF MAP-EQUITY
                      FUND AND MAINSTAY MAP EQUITY FUND

MAP

      Investment advisory services have been provided to MAP by Markston Investment Management, a New Jersey partnership between Markston International, Inc. and MBL Sales Corporation. Markston International, Inc. is wholly owned by Michael J. Mullarkey, Roger Lob and other Markston Investment Management employees, and is a 49% general partner of Markston Investment Management. MBL Sales Corporation is an indirect wholly-owned subsidiary of MBL Life Assurance Company ("MBL Life") and is a 51% partner of Markston Investment Management.

      MBL Life has sold its individual life and individual and group annuity businesses to SunAmerica, Inc. and, as a result, will be ceasing operations. Markston Investment Management will, however, remain as the investment adviser to MAP until MAP is reorganized as MainStay MAP. Thereafter, Markston Investment Management will be dissolved. Once the Reorganization is complete, investment advisory services will be provided to MainStay MAP by Markston International LLC ("Markston International").

      First Priority Investment Corporation ("First Priority"), a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., serves as the distributor of MAP's shares.

MainStay MAP

MainStay Management, Inc. ("MainStay Management"), whose address is 300 Interpace Parkway, Building A, Parsippany, New Jerse 07054, will serve as the manager to MainStay MAP. MainStay Management is a direct subsidiary of NYLIFE Inc., which is a direct subsidiary of New York Life Insurance Company.

      Following the Reorganization, Markston International will serve as the sub-adviser to MainStay MAP pursuant to a Sub-advisory Agreement to be dated __________, 1999 between MainStay Management and Markston International. Markston International is a recently organized New York limited liability company that is registered with the Securities and Exchange Commission as an investment adviser. Markston International is wholly owned by Michael Mullarkey and Roger Lob and will continue the investment advisory services conducted previously by Markston Investment Management. Under the supervision of MainStay Management, Markston International will be responsible for making the specific decisions about buying, selling and holding securities for MainStay MAP; selecting brokers and brokerage firms to trade on behalf of MainStay MAP; maintaining accurate records for MainStay MAP; and, if possible, negotiating for MainStay MAP favorable commissions and fees with the brokers and brokerage firms. For these services, Markston International will be paid a monthly fee by MainStay Management.

      MainStay MAP's shares will be distributed by NYLIFE Distributors, Inc. ("NYLIFE") in its capacity as principal underwriter and distributor of the Trust's shares. NYLIFE Securities, Inc., an affiliated company of NYLIFE, as well as other registered broker-dealers, sell shares of the Trust pursuant to dealer agreements with NYLIFE.

      Management and Advisory Fees. Under the terms of an Investment Advisory Agreement between MAP and Markston Investment Management, MAP currently pays Markston Investment Management a basic fee, which accrues daily and is paid quarterly, adjusted for investment performance, at the annual rate of 0.50% of the first $200 million of the Fund's daily net asset value, 0.45% of the next $100 million, 0.40% of the next $100 million, and 0.35% of any net asset value in excess of $400 million. The basic fee may be increased or decreased by an amount (the "adjustment amount") determined according to a formula based upon MAP's performance in relation to the Standard & Poor's 500 Composite Stock Index (the "Index") over certain designated periods. The maximum allowable adjustment is 0.30% per annum (0.00577% per week) for performance better or worse by 12 percentage points or more than the performance of the Index. The basic fee may be increased or decreased by an "adjustment rate" equal to 0.05% per annum (0.00096% per week) for each full two percentage points that MAP's performance (including reinvestment of cash dividends) is better or worse, respectively, than the investment record for the Index. During 1998, Markston Investment Management received an advisory fee of 0.35% of MAP's average net assets for that year.

      Under the terms of a Management Agreement between MainStay MAP and MainStay Management, MainStay MAP will pay MainStay Management a monthly fee of 0.75% of the Fund's average daily net assets. Unlike MAP's advisory fee, MainStay MAP's management fee will not be subject to a performance adjustment. Under the terms of a Sub-Advisory Agreement between MainStay Management and Markston International, MainStay Management will pay Markston International a monthly fee at the annual rate of 0.45% of MainStay MAP's average daily net assets up to the first $250 million, 0.40% of the next $250 million, and 0.35% of any amount in excess of $500 million.

      For the first two years from the commencement of operations of MainStay MAP, MainStay Management has agreed to assume the operating expenses of Class I shares of MainStay MAP to the extent that the total operating expenses (excluding taxes, interest, brokerage commissions and any extraordinary expenses) of Class I shares exceed 1.00% of the total net assets attributable to that class. Thereafter, however, MainStay Management may discontinue assuming such expenses. In addition, if at any time during the two-year period following the end of the two-year expense limitation period the total operating expenses of Class I shares of MainStay MAP fall below 1.00% of the total net assets attributable to that class, MainStay MAP will reimburse MainStay Management for expenses reimbursed, but only to the extent that such reimbursements do not cause the expense ratio of the Class I shares to exceed 1.00%.

      Distribution and Shareholder Servicing Fees. First Priority distributes MAP's shares on a best-efforts basis, acting as principal for its own account, not as agent for MAP. In exchange for distribution services provided to MAP, First Priority retains the sales charge paid by investors. The sales charge begins at 4.75% of the offering price of the shares, but is reduced over successive breakpoints beginning at an investment of $50,000. First Priority reallows to dealers 82% of any sales charge on shares sold by dealers pursuant to selling agreements between the dealers and First Priority. The reallocation percentage may be increased, from time to time, to 100% of the sales charge, as a sales incentive. First Priority also assumes certain expenses in connection with the offer and sale of MAP's shares, including the expenses of printing and distributing prospectuses and preparing, printing and distributing advertising and sales literature.

         COMPARISON OF FEES AND EXPENSES OF MAP-EQUITY FUND AND MAINSTAY
                                MAP EQUITY FUND

      Following the Reorganization, MainStay MAP will be offered to the public in multiple classes of shares. All classes will be identical, but will have different initial sales charges, deferred sales charges, distribution and shareholder servicing arrangements and fees.

      As noted above, MAP shareholders will receive Class I shares of MainStay MAP as a result of the Reorganization. Following the Reorganization, those shareholders will be able to purchase Class A, B, or C shares of other portfolios offered by The MainStay Funds or purchase additional Class I shares of MainStay MAP. Class I shares will not be subject to an initial or deferred sales charge or a distribution or service fee.

      Following the closing of the Reorganization, Class I shareholders who were shareholders on the date of the Reorganization will also be able to exchange any of their Class I shares for Class A shares of other portfolios offered by The MainStay Funds. Class A shares of the portfolios of The MainStay Funds are subject to a maximum initial sales charge of up to 5.50% of the purchase price and a 12b-1 distribution fee of 0.25%. Class I Shareholders of MainStay MAP who were shareholders of MAP on the date of the Reorganization will not, however, pay an initial sales charge on the exchange into Class A shares of any Class I shares of MainStay MAP. For additional information, see "Exchanges."

      Total Expenses. For the fiscal year ended December 31, 1998, MAP had total fees and expenses of .70% of its average monthly net assets. It is estimated that during the one-year period following the closing of the Reorganization, total fees and expenses of Class I shares of MainStay MAP will not exceed 1.12% of the average daily net assets of that class. As discussed above, MainStay Management has agreed to assume Class I expenses to the extent that Class I total operating expenses (excluding taxes, interest, brokerage commissions, and any extraordinary expenses) exceed 1.00% of average daily net assets of Class I shares on an annual basis for a period of two years from the date MainStay MAP begins operations, after which time MainStay Management may discontinue assuming such expenses. In addition, for a two-year period following expiration of the expense limitation, MainStay Management may be entitled to recoup a portion of expenses reimbursed pursuant to the expense limitation, under certain conditions.

      Comparative Fee Table. The following tables show (1) the shareholder transaction expenses applicable to shares of MAP and Class I shares of MainStay MAP, and (2) the fees and expenses incurred by shares of MAP for the 12 months ended December 31, 1998, and the projected fees and expenses for Class I shares of MainStay MAP for its first year of operations.

SHAREHOLDER TRANSACTION EXPENSES

                                                            MAP               MAINSTAY MAP
                                                            ---               ------------
                                                                                 CLASS I
                                                                                 -------
Maximum Sales Charge (Load) Imposed
on Purchases  (as a percentage of                          4.75%                  None
public offering price)

Maximum  Deferred Sales                                    None                   None
Charge (Load)  on Sale of Shares (as a
percentage of the lesser of original
price or redemption proceeds)

Maximum Sales Charge (Load) Imposed                        None                   None
on Reinvested Dividends

Redemption Fee                                             None                   None

Exchange Fee                                               None                   None

Maximum Account Fee                                        None                   None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           MAP                MainStay MAP
                                                           ---                ------------
                                                                                Class I
                                                                                -------
Management Fees                                           0.35%                  0.75
Distribution and/or Service (12b-1) Fees                  None                   None
Other Expenses                                            0.42%                  0.37%(1)
                                                         -----                   -----

Total Fund Operating Expenses                             0.77%                  1.12%(2)
                                                         =====                   =====

Expense Reimbursement                                     N/A                    0.12%
Net Expenses                                              0.77%                  1.00%
                                                         =====                   =====

----------------
(1)  Estimated.

(2) For the first two years from the date that MainStay MAP commences operations, MainStay Management has agreed to assume all of the operating expenses of Class I shares of MainStay MAP to the extent that the total operating expenses (excluding, taxes, interest, brokerage commissions and any extraordinary expenses) of Class I shares exceed 1.00% of the total net assets attributable to that class. Although MainStay MAP will initially pay these operating expenses, it will be reimbursed by MainStay Management for fees and expenses attributable to Class I shares in excess of the 1.00% limitation. Thereafter, however, MainStay Management may discontinue assuming such expenses. In addition, for a two-year period following expiration of the expense limitation, MainStay Management may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation, under certain conditions.

     Example of Effect on Fund Expenses. The following example attempts to illustrate the impact of annual operating expenses stated above on a $10,000 investment, assuming (i) a 5% annual return, (ii) that you redeem all of your shares at the end of the period, and (iii) that the expenses for each Fund are the ones shown in the chart above. The MAP expenses shown below reflect an initial sales charge of up to 4.75% of the public offering price that normally is charged in connection with the sale of MAP shares. No initial sales charge will be imposed on Class I shares of MainStay MAP distributed to shareholders of MAP in connection with the Reorganization.

                     One Year    Three Years   Five Years  Ten Years
                     --------    -----------   ----------  ---------

    MAP              $ 126       $ 292         $ 473        $ 987



    MAINSTAY MAP     $ 114       $ 356         $ 617        $ 1,363


            You would pay the following expenses if you did not redeem your shares:


                     One Year    Three Years   Five Years  Ten Years
                     --------    -----------   ----------  ---------

    MAP              $ 126       $ 292         $ 473        $ 997



    MAINSTAY MAP     $ 114       $ 356         $ 617        $ 1,363


                 PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
               OF MAP-EQUITY FUND AND MAINSTAY MAP EQUITY FUND

      Effective on the close of business on April 30, 1999, MAP will close to all new share purchases pending the Reorganization. The Directors of MAP believe that closing MAP to new share purchases will help facilitate a smooth and efficient transition of its business and operations. Although MAP shareholders will not be able to purchase new shares of MAP after this date, they will be able to redeem their MAP shares through the closing date of the Reorganization. Following the Reorganization, shareholders may, of course, purchase shares of MainStay MAP. The following discussion is qualified by the foregoing statement.

      Except as set forth below, the purchase and redemption procedures of MainStay MAP will be substantially identical to those of MAP.

Purchases. Shares of MAP are currently offered for sale at net asset value plus an initial sales charge, as set forth below.

                                             Sales Charge as % of
                                             --------------------
Amount of Purchase                           Offering     Net Amount
 at Offering Price                            Price        Invested
------------------                           ---------    ----------
Less than $50,000                             4.75%       4.99%
$50,000 up to $99,999                         4.25%       4.44%
$100,000 up to $249,999                       3.60%       3.73%
$250,000 up to $499,999                       2.40%       2.46%
$500,000 up to $999,999                       1.60%       1.63%
$1,000,000 or more                            1.00%       1.01%

      Shares of MAP are not subject to a distribution or service fee.

      Class I shares of MainStay MAP will be offered for sale at net asset value and will not be subject to an initial sales charge, a contingent deferred sales charge, or a distribution or service fee.

      For investments by mail, MAP requires a minimum initial investment of at least $250 and minimum subsequent investments of at least $50. This minimum initial investment does not apply to periodic investment plans, or Individual Retirement Accounts. In addition, investments made on behalf of participants in a pension, profit-sharing, or other employee benefit plan or trust meeting the requirements of Section 401 of the Internal Revenue Code may be less than the minimum purchase requirements, if the average investment for all participants under the plan or trust meets the minimum purchase requirements for MAP. MAP's Directors reserve the right to change or waive the minimum purchase requirements.

      MainStay MAP will require a minimum initial investment of at least $500, and minimum subsequent investments of at least $50. MainStay MAP may waive initial and subsequent investment minimums for certain purchases, when deemed appropriate, including but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and products distributed by NYLIFE, and purchases by certain individual investors including those made by the Trustees, and employees, officers, directors, or agents of New York Life and its subsidiaries.

      Like MAP, MainStay MAP will allow both initial and subsequent purchases of Class I shares by telephone, subject to certain conditions. Although the procedures that will be followed by MainStay MAP for telephone purchases will be substantially similar to those followed by MAP, MainStay MAP will require higher minimum purchase amounts for telephone transactions than those required by MAP.

      Initial and subsequent purchases by telephone for shares of MAP must be made in an amount not less than $1,000, and payment must be received by 4:00 p.m. eastern time on the same day that the order is placed in order to receive the net asset value calculated at 4:00 p.m. eastern time that day.

      Initial and subsequent purchases by telephone for Class I shares of MainStay MAP must be made in an amount not less than $5,000. With respect to initial purchases, orders received by 4:00 p.m. eastern time will receive the net asset value calculated that day at 4:00 p.m. eastern time, and payment must be received in good order within three business days, otherwise the order will be cancelled and the purchaser may be liable to the Fund for fees and any losses. With respect to subsequent purchases, payment must be received by 4:00 p.m. eastern time on the same day that the order is placed in order to receive the net asset value calculated at 4:00 p.m. eastern time that day.

      Redemptions. The redemption procedures that will be followed by MainStay MAP will be substantially similar to those followed currently by MAP, with the exception of the minimum amounts for redemption proceeds to be paid by wire, the conditions under which a signature guarantee must be provided, and certain requirements for systematic withdrawal programs.

      MAP shareholders may make redemption requests by telephone in amounts up to $25,000. Proceeds of redemption requests in excess of $1,000 may be transmitted by wire to the shareholder; proceeds of redemption requests in amounts less than $1,000 will be mailed. MAP requires a signature guarantee for redemption requests in amounts greater than $25,000 or for requests that the proceeds of the redemption be mailed to an address other than the address of record for the shares redeemed. MAP permits systematic withdrawals in amounts not less than $50 per withdrawal provided that at the time the systematic withdrawal plan is initiated, the account value is at least $5,000.

      MainStay MAP will permit redemptions by telephone in amounts of at least $5,000 but not in excess of $100,000. Telephone redemption requests will be limited to one request every thirty days, and will not be honored for certificated shares, shares purchased within the ten days preceding the redemption request, or for accounts for which the recordholder's address has been changed within the preceding 30 days. MainStay MAP will require a signature guarantee for all redemption requests in excess of $100,000, for which the proceeds are requested to be mailed to an address other than the shareholder's address of record, or where the shareholder's record address has been changed within the preceding 30 days. In order to participate in a systematic withdrawal plan, the shareholder's account value must be at least $10,000 at the time of the participation request and each systematic withdrawal must be in an amount of at least $100.

      MainStay MAP may on at least 60 days' notice effect an involuntary redemption of a shareholder's account with a current value of less than $250. In order to maintain an open account in MAP-Equity, a minimum of $250 must be maintained in the account at all times.

      Exchanges. Exchanges are not available for MAP shares. Class I shareholders of MainStay MAP who were shareholders of MAP on the date of the Reorganization may exchange any Class I shares, including additional Class I shares purchased after the Reorganization, and Class I shares acquired through dividend reinvestment, for Class A shares of any other portfolio of The MainStay Funds, without imposition of an initial sales charge.

Once Class I shares have been exchanged for Class A shares, they may not be exchanged back into Class I shares. Class A shares of The MainStay Funds portfolios are only exchangeable into Class A shares of other portfolios of The MainStay Funds. MainStay MAP permits five telephone exchanges per year, free of charge. However, a $10 fee will be charged for each exchange in excess of five within one year, and additional exchanges may be denied.

          DIVIDEND POLICIES OF MAP-EQUITY FUND AND MAINSTAY MAP EQUITY
                                      FUND

      MAP distributes semi-annually any net investment income, such as dividends, and distributes annually any net realized capital gains. MainStay MAP will distribute all of its net investment income and any net capital gains at least annually.

      In order for MAP to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, it must distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Prior to the closing of the Reorganization, MAP will pay out any dividends and capital gains applicable to 1998.

                     INFORMATION ABOUT THE REORGANIZATION

      Plan of Reorganization. The following summary of the proposed Plan is qualified in its entirety by reference to the Plan attached to this Proxy Statement/Prospectus as Exhibit A.

      The Plan provides that MainStay MAP, a newly created portfolio of The MainStay Funds, will acquire all of the assets of MAP in exchange for shares of MainStay MAP and the assumption by MainStay MAP of all of the liabilities of MAP on the Closing Date, which shall occur on the business day next following the Valuation Date. The value of MAP's assets to be acquired by MainStay MAP shall be the value of such assets computed on the Valuation Date. The number of full and fractional Class I shares of MainStay MAP to be issued shall equal the number of full and fractional shares of MAP outstanding on the Valuation Date. The net asset value per share of MAP will be determined by dividing the value of MAP's assets, less its liabilities, by the total number of its shares outstanding. MAP's assets will be valued using the valuation procedures set forth in MAP's Articles of Incorporation and prospectus or statement of additional information, subject to adjustment by the amount, if any, agreed to by the Funds. MainStay MAP will assume all of the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of MAP.

      Immediately after the transfer of assets described above, MAP will distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the shares of MainStay MAP received by MAP, and then MAP will be liquidated and dissolved. Such distribution will be accomplished by the transfer of the MainStay MAP shares then credited to the account of MAP on the books of MainStay MAP to open accounts on the share records of MainStay MAP in the names of MAP shareholders and representing the respective pro rata number of MainStay MAP shares due such shareholders.

      Ownership of MainStay MAP shares will be shown on the books of MainStay MAP's transfer agent. Shares of MainStay MAP will be issued in the manner described in MainStay MAP's Prospectus and Statement of Additional Information. MAP shareholders holding certificates representing their ownership of MAP shares must surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as MainStay MAP may require prior to the Closing Date. Any MAP share certificate that remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of any shares of MAP, and will instead evidence ownership of corresponding shares of MainStay MAP. MainStay MAP will not issue share certificates in the Reorganization. The legal existence of MAP will be terminated as promptly as reasonably practicable after the Closing Date.

      The Directors of MAP have determined that the interests of existing MAP shareholders will not be diluted as a result of the transactions contemplated by the Reorganization, and that participation in the Reorganization is in the best interests of MAP shareholders.

      Approval of the Plan will require the affirmative vote of the holders of a majority of the shares of MAP. If the Reorganization is not approved by the shareholders of MAP, the Directors of MAP will consider other possible courses of action, including the liquidation of MAP.

      The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned prior to the Closing Date, before or after approval by shareholders of MAP by resolution of the Board of either Fund if, in the exercise of its fiduciary duties under applicable state law and the 1940 Act, the Board determines that consummation of the Reorganization is no longer in the best interests of the Fund and its shareholders. The Plan also may be terminated by the mutual consent of the Funds.

      Full and fractional shares of beneficial interest of MainStay MAP will be issued to shareholders of MAP in accordance with the procedures under the Plan, as described above. Each share will be fully paid and non-assessable by MainStay MAP when issued, will be transferable without restrictions, and will have no preemptive or conversion rights. See "Comparative Information on Shareholder Rights" for additional information with respect to the shares of MainStay MAP.

      Federal Income Tax Consequences. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, with no gain or loss recognized by MainStay MAP, MAP, or shareholders of either Fund as a consequence of the Reorganization. As a condition to the closing of the Reorganization, each Fund will receive an opinion from Dechert Price & Rhoads, counsel to MainStay MAP, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes, based on certain assumptions and representations made by the Funds.

      Shareholders of MAP should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. BECAUSE THE FOREGOING DISCUSSION RELATES ONLY TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION,

SHAREHOLDERS OF MAP SHOULD ALSO CONSULT THEIR TAX ADVISERS AS TO STATE, LOCAL AND OTHER TAX CONSEQUENCES, IF ANY, OF THE REORGANIZATION.

      Capitalization. The following table shows the capitalization of each Fund at December 31, 1998 (unaudited) and on a pro forma combined basis (unaudited) giving effect to the Reorganization. As MAP has only one share class, the information for those shares is listed as "Class I" in order to facilitate the comparison:


                                                                       Pro Forma
                                 MainStay MAP            MAP           Combined
                                 ------------            ---           ----------
Net assets
Class I.................               $             $ 60,414,243          $

Net asset value per share
Class I.................               $             $ 24.58               $

Shares outstanding
Class I.................                             2,457,556

      Considerations of the Board of Directors of MAP. In determining whether to recommend that shareholders of MAP vote to approve the Reorganization, the Directors of MAP, with the assistance and advice of independent legal counsel, inquired into a number of matters and considered a number of factors, including the following:

1. MainStay Management and its affiliates have the resources and experience necessary to provide comprehensive investment supervision, and shareholder- and distribution-related services.
2. MainStay Management has informed MAP's Directors of MainStay Management's future plans relating to growth of MainStay MAP and other portfolios of The MainStay Funds (through promotion of sales of shares). These plans could result in higher net assets for MainStay MAP, with the potential for increased economies of scale.
3. The Directors reviewed information regarding the fees and expenses of MAP and MainStay MAP. Among other factors, the Directors considered the fact that MainStay Management has agreed to limit the total operating expenses (excluding taxes, interest, brokerage commissions and any extraordinary expenses) of Class I shares of MainStay MAP for the two-year period following the commencement of operations of MainStay MAP to an annual rate of 1.00% of the average daily net assets attributable to that class.
4. The Directors considered the fact that Class I shares of MainStay MAP received by MAP shareholders as a result of the Reorganization will not be subject to an initial sales charge.
5. The Directors reviewed the similarities and differences between the investment objectives, policies, and restrictions of MAP and MainStay MAP.
6. The Directors reviewed the terms and conditions of the proposed Reorganization, including its tax-free nature for Federal income tax purposes, and that fact that MAP's expenses in connection with the Reorganization will be borne by MainStay Management.
7. The Directors considered other alternatives available to MAP, including liquidating the Fund.
8. The MainStay Funds consist of a large number of portfolios, which will be available for exchange by shareholders of MAP if the Reorganization is approved. MainStay Management has agreed that MAP shareholders who become shareholders of MainStay MAP as a result of the Reorganization will receive Class I shares of MainStay MAP. MainStay Management has agreed further not to impose on those shareholders an initial sales charge on the exchange of their MainStay MAP Class I shares into Class A shares of another portfolio of The MainStay Funds.

      In reaching the decision to recommend that the shareholders of MAP vote to approve the Reorganization, the Directors of MAP concluded that participation by MAP in the Reorganization is in the best interests of its shareholders and that the interests of existing shareholders of MAP will not be diluted as a result of the Reorganization.

                COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      General. MainStay MAP is a series of The MainStay Funds, a Massachusetts business trust organized on January 9, 1986. As a series of a Massachusetts business trust, MainStay MAP is governed by the Trust's Declaration of Trust, as amended, its Bylaws, and applicable Massachusetts law. MAP is a Delaware corporation organized on March 6, 1970. As a Delaware corporation, MAP is similarly governed by its Articles of Incorporation, its Bylaws, and applicable Delaware law. The rights of MainStay MAP shareholders will not differ materially from those of MAP shareholders.

      Shares. The Trust is authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. MAP is authorized to issue 21,000,000 shares of common stock. All MainStay MAP shares and all MAP shares have equal voting rights, except that with respect to The MainStay Funds, of which MainStay MAP is a separate series, only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. Like the shareholders of MAP, shareholders of MainStay MAP will be entitled to one vote per share of the Fund held, and to a fractional vote equal to any fraction of a share held.

      Shareholder Meetings. Under Delaware law, MAP is required generally to hold annual shareholder meetings to, among other things, elect the Directors of MAP. Under Massachusetts law, The MainStay Funds is not required to hold annual shareholder meetings. There normally will be no meetings of shareholders of The MainStay Funds to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. However, meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of any affected series or class having voting rights.

      Shareholder Liability. Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. However, the Declaration of Trust for The MainStay Funds contains provisions intended to limit such liability and to provide indemnification out of MainStay MAP property of any shareholder charged or held personally liable for obligations or liabilities of MainStay MAP solely by reason of being or having been a shareholder of MainStay

MAP and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder of MainStay MAP incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which MainStay MAP itself would be unable to meet its obligations. Under Delaware law, MAP shareholders generally have no personal liability for the obligations of MAP.

          ADDITIONAL INFORMATION ABOUT MAP-EQUITY FUND AND MAINSTAY MAP
                                  EQUITY FUND

      Information concerning the operation and management of MainStay MAP is incorporated herein by reference from its prospectus dated ________ , 1999, a copy of which is included herewith and incorporated by reference herein. Additional information concerning MainStay MAP, and the Reorganization, is included in its Statement of Additional Information ("SAI") dated ______ , 1999, which has been filed with the SEC and is incorporated by reference in its prospectus included herewith. A copy of the SAI for MainStay MAP is available upon request and without charge by calling NYLIFE at (800) 624-6782.

      Information concerning the operation and management of MAP is included in its prospectus dated May 1, 1998, as supplemented May 1, 1998, August 6, 1998, September 24, 1998 and ________ 1999. Additional information concerning MAP is included in its SAI dated May 1, 1998. That SAI has been filed with the SEC and, along with MAP's prospectus, as supplemented, is incorporated by reference herein. Copies of the prospectus and SAI for MAP are available upon request and without charge by calling First Priority Investment Corporation at (800) 559-5535.

      Reports and other information filed by The MainStay Funds, on behalf of MainStay MAP, and by MAP, including charter documents, can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

                              VOTING INFORMATION

      Proxies for the Meeting are being solicited from MAP shareholders by the Directors of MAP. A proxy may be revoked at any time at or before the Meeting by oral or written notice to the Secretary of MAP, 520 Broad Street, Newark, New Jersey 07102-3111, (800) 559-5535, or by voting in person at the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization.

      Additional solicitations may be made by telephone, telegraph, facsimile or personal contact by a professional proxy solicitation firm. The printing, postage, and solicitation expenses (including the fees and expenses of a proxy solicitor) incurred in connection with the Reorganization will be borne by MainStay Management. MainStay Management will also bear SEC registration fees and "Blue Sky" expenses relating to the Reorganization.

      Shareholders of record of MAP at the close of business on April 16, 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of MAP outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. As of March 23, 1999, there were issued and outstanding 2,549,741 shares of common stock of MAP.

      In the event that a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Plan against any such adjournment.

      Approval of the Plan and the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of MAP. The Plan will not be approved, and the Reorganization will not be effected, unless the requisite vote is provided by shareholders of MAP.

      "Broker non-votes" are shares held in a broker's street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the proposal because the required vote is a percentage of the shares outstanding.

      The Directors of MAP know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named as proxies.

      As of _______________, 1999, there were no outstanding shares of MainStay MAP.

      To the best of MAP's knowledge, as of March 23, 1999, no person beneficially owned more than 5% of MAP's outstanding shares.

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___th day of ___________, 1999, by and between The MainStay Funds ("MainStay"), a Massachusetts business trust, on behalf of its MainStay MAP Equity Fund series (the "Successor Fund") and MAP-Equity Fund, a Delaware corporation (the "Reorganizing Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Reorganizing Fund to the Successor Fund in exchange solely for
(1) the assumption by the Successor Fund of all liabilities of the Reorganizing Fund and (2) the issuance by MainStay to the Reorganizing Fund of Class I shares of beneficial interest of the Successor Fund. The aggregate number of Class I shares of the Successor Fund (the "Successor Fund Shares") issued to the Reorganizing Fund will be equal to the number of shares of common stock ("Shares") of the Reorganizing Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by the Reorganizing Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Reorganizing Fund Shares in exchange for those Reorganizing Fund Shares and in liquidation of the Reorganizing Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, MainStay and the Reorganizing Fund are registered open-end, management investment companies;

      WHEREAS, MainStay is authorized to issue its shares of beneficial interest in separate series, including the Successor Fund, each of which maintains a separate and distinct portfolio of assets;

      WHEREAS, the shares of beneficial interest of MainStay with respect to the Successor Fund are authorized to be issued in multiple classes, including a class designated "Class I";

      WHEREAS, the parties intend that the Successor Fund shall have nominal, if any, assets and liabilities prior to the transaction contemplated by this Agreement and shall continue the investment operations of the Reorganizing Fund thereafter, and that in this regard certain actions shall be taken as described in this Agreement;

      WHEREAS, the Board of Trustees of MainStay, including MainStay's Independent Trustees, on behalf of the Successor Fund, has determined that the exchange of all of the assets of the Reorganizing Fund for Successor Fund Shares and the assumption of all liabilities of the Reorganizing Fund by the Successor Fund is in the best interests of the Successor Fund and its shareholders and that the interests of the existing shareholders of the Successor Fund, if any, would not be diluted as a result of this transaction;

      WHEREAS, the Board of Directors of the Reorganizing Fund, consisting solely of the Reorganizing Fund's Independent Directors, has determined that the exchange of all of the assets of the Reorganizing Fund for Successor Fund Shares and the assumption of all liabilities of the Reorganizing Fund by the Successor Fund is in the best interests of the Reorganizing Fund and its shareholders and that the interests of the existing shareholders of the Reorganizing Fund would not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE REORGANIZING FUND TO THE SUCCESSOR FUND IN EXCHANGE FOR THE SUCCESSOR FUND SHARES, THE ASSUMPTION OF ALL REORGANIZING FUND LIABILITIES AND THE TERMINATION OF THE REORGANIZING FUND

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all of its assets as set forth in paragraph 1.2 to the Successor Fund, and MainStay on behalf of the Successor Fund agrees in exchange therefor (a) to issue to the Reorganizing Fund Successor Fund Shares and (b) to assume all liabilities of the Reorganizing Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing"). The number of Successor Fund Shares to be issued by MainStay on behalf of the Successor Fund will be identical to the number of Reorganizing Fund Shares outstanding on the Valuation Date provided for in paragraph 2.1.

      1.2 The assets of the Reorganizing Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable which are owned by the Reorganizing Fund and any deferred expenses shown as an asset on the books of the Reorganizing Fund (the "Reorganizing Fund Assets") on the Valuation Date provided for in paragraph 2.1.

      1.3 Immediately after the transfer of assets provided for in paragraph 1.1, the Reorganizing Fund will distribute pro rata to the Reorganizing Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Reorganizing Fund Shareholders"), the Successor Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1, and the Reorganizing Fund will terminate. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of the Reorganizing Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Reorganizing Fund Shareholders and representing the respective pro rata number of the Successor Fund Shares due such shareholders.

      1.4 Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Shares of the Successor Fund will be issued in the manner described in the Successor Fund's prospectus and statement of additional information.

      1.5 Reorganizing Fund Shareholders holding certificates representing their ownership of Shares of the Reorganizing Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Reorganizing Fund may require (collectively, an "Affidavit"), to the Reorganizing Fund prior to the Closing Date. Any Reorganizing Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of any Shares of the Reorganizing Fund and shall instead evidence ownership of corresponding Successor Fund Shares. The Successor Fund will not issue share certificates in the Reorganization.

      1.6 The legal existence of the Reorganizing Fund shall be terminated as promptly as reasonably practicable after the Closing Date.

2.    VALUATION

      2.1 The value of the Reorganizing Fund's assets to be acquired by the Successor Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on June ______, 1999 (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Reorganizing Fund's Articles of Incorporation and prospectus or statement of additional information, subject to adjustment by the amount, if any, agreed to by the Reorganizing and Successor Funds. Markston Investment Management ("Markston") and MainStay Management, Inc. ("MainStay Management") agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

      2.2 The number of the Successor Fund Shares to be issued in exchange for the Reorganizing Fund's assets shall equal the number of full and fractional Reorganizing Fund Shares outstanding on the Valuation Date. The initial value of each Successor Fund Share shall be equal to the value of each Reorganizing Fund Share on the Valuation Date.

3.    CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be the next business date following the Valuation Date, or such other date as the parties may agree to in writing. The time of the Closing shall be no later than 8:00 a.m. New York time on the Closing Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 8:00 a.m. New York time. The Closing shall be held at the offices of MainStay Management, or at such other place as the parties may agree.

      3.2 The Bank of New York, as custodian for the Successor Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Successor Fund on or prior to the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities. The Successor Fund may waive compliance with this paragraph 3.2 if in its sole discretion it determines to do so.

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Reorganizing Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that, in the judgment of both the Reorganizing Fund and the Successor Fund, accurate appraisal of the value of the net assets of the Reorganizing Fund is impracticable, the Valuation Date shall be postponed until the first business day when trading shall have been fully resumed and reporting shall have been restored, and the Closing Date shall be the next business day following the Valuation Date, as established pursuant hereto.

      3.4 MainStay Management, on behalf of the Successor Fund, shall deliver at the Closing a certificate of an authorized officer stating that MainStay Management's records contain the names and addresses of the Reorganizing Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund or provide evidence satisfactory to the Reorganizing Fund that such Successor Fund Shares have been credited to the Reorganizing Fund's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

      4.1 The Reorganizing Fund represents and warrants to the Successor Fund as follows:

      (a) The Reorganizing Fund is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

      (b) The Reorganizing Fund is a registered open-end management investment company, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 ("1940 Act") is in full force and effect.

      (c) The Reorganizing Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Reorganizing Fund is a party or by which it is bound.

      (d) The Reorganizing Fund has no material contracts or other material commitments (other than this Agreement) which will be terminated with liability to it prior to the Closing Date.

      (e) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge is threatened against the Reorganizing Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Reorganizing Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      (f) The Statements of Assets and Liabilities of the Reorganizing Fund at December 31, 1998, 1997, 1996, 1995, and 1994 (copies of which have been delivered by the Reorganizing Fund to the Successor Fund) have been audited by PricewaterhouseCoopers LLP, or its predecessor, independent certified public accountants, and are in accordance with generally accepted accounting standards consistently applied, and such Statements fairly reflect the financial condition of the Reorganizing Fund as of such dates, and there are no known contingent liabilities of the Reorganizing Fund as of such dates not disclosed therein.

      (g) Since December 31, 1998, there has not been any material adverse change in the Reorganizing Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Reorganizing Fund shall not constitute a material adverse change.

      (h) The Reorganizing Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

      (i) At the Closing Date, all federal, state and other tax returns and reports of the Reorganizing Fund required by law then to be filed shall have been filed, and all federal, state and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Reorganizing Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

      (j) For each taxable year of its operation, the Reorganizing Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Code, and has been eligible to and has computed its income under Section 852 of the Code.

      (k) All issued and outstanding shares of the Reorganizing Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Reorganizing Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of State Street Bank & Trust Company, the transfer agent to the Reorganizing Fund. The Reorganizing Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Reorganizing Fund shares (other than pursuant to the Reorganizing Fund's dividend reinvestment plan), nor is there outstanding any security convertible into any of the Reorganizing Fund shares.

      (l) At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Successor Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Successor Fund.

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Reorganizing Fund's Directors, and, subject to such approval and the approval of the Reorganizing Fund shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

      (n) The Reorganizing Fund has the power to own all of its properties and assets and, subject to the approval of Reorganizing Fund shareholders, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Reorganizing Fund of the transaction contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date.

      (p) Insofar as the following relate to it, the registration statement filed by MainStay on Form N-14 relating to the shares of the Successor Fund that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference, as applicable, the proxy statement and related materials of the Reorganizing Fund and prospectus of the Successor Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), from its effective and clearance dates with the Commission, through the time of the meeting of shareholders of the Reorganizing Fund contemplated therein (the "Shareholders Meeting") and at the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; [provided, that the representations and warranties in this subsection shall apply with respect to statements in or omissions from the N-14 Registration Statement regarding Markston, the Reorganizing Fund, and the Reorganizing Fund's other service providers or statements made in reliance upon and in conformity with information furnished by or on behalf of Markston or by or on behalf of the Reorganizing Fund if furnished by its investment adviser, custodian or transfer agent, acting in its capacity as such.]

      (q) The Reorganizing Fund shall not sell or otherwise dispose of any Successor Fund Shares to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

      (r) The Reorganizing Fund shall provide a list of all portfolio securities held by it, and their values, to the Successor Fund at least fifteen days before the Closing Date and shall immediately notify the Successor Fund's manager of any portfolio security thereafter acquired or sold by the Reorganizing Fund. Upon notice by the Successor Fund, the Reorganizing Fund shall immediately sell any portfolio security that the Successor Fund identifies as impermissible under the investment objectives, policies and limitations of the Reorganizing Fund.

      4.2 MainStay, on behalf of the Successor Fund, represents and warrants to the Reorganizing Fund as follows:

      (a) MainStay is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

      (b) MainStay is a registered open-end management investment company and its registration with the Commission as an investment company with respect to each series of shares it offers, including those of the Successor Fund, under the 1940 Act, is in full force and effect.

      (c) The prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result in a material violation of MainStay's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund or MainStay is a party or by which it is bound.

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Fund or any of its properties or assets, except as previously disclosed in writing to the Reorganizing Fund. The Successor Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

      (f) MainStay has filed a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A with the Commission so that the Successor Fund and its shares will be registered under the 1933 Act and 1940 Act. In addition, MainStay shall file an N-14 Registration Statement with the Commission relating to the matters described herein as promptly as practicable and to use its best efforts to obtain the effectiveness thereof.

      (g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of MainStay, and, subject to such approval, this Agreement constitutes a valid and binding obligation of MainStay, on behalf of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

      (h) The Successor Fund has the power to own all of its properties and assets and to consummate the transaction contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transaction contemplated by this Agreement.

      (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date.

      (j) The Successor Fund Shares to be issued and delivered to the Reorganizing Fund, for the account of the Reorganizing Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Successor Fund, and will be fully paid and non-assessable by the Successor Fund (recognizing that, under Massachusetts law, Successor Fund Shareholders could, under certain circumstances, be held personally liable for the obligations of the Successor Fund).

      (k) The N-14 Registration Statement, from its effective and clearance dates with the Commission, through the time of the Shareholders Meeting and at the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply with respect to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by or on behalf of the Reorganizing Fund if furnished by its investment adviser, custodian or transfer agent, acting in its capacity as such.

      (l) The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws in order to continue its operations after the Closing Date.


5.    COVENANTS OF THE REORGANIZING FUND

      5.1 The Reorganizing Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions, as well as such other distributions as may be deemed advisable.

      5.2 The Reorganizing Fund covenants that the Successor Fund Shares to be issued hereunder to the Reorganizing Fund are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.3 The Reorganizing Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

      5.4 The Reorganizing Fund will provide MainStay with information reasonably necessary for the preparation of the N-14 Registration Statement included therein, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Shareholders Meeting.

      5.5 As promptly as practicable, but in any event within 60 days after the Closing Date, MainStay shall have received, in such form as is reasonably satisfactory to MainStay, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund as a result of Section 381 of the Code. Such statement shall be certified by the President or Treasurer of the Reorganizing Fund.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING
      FUND

      The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by MainStay of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of MainStay on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

      6.2 MainStay shall have delivered to the Reorganizing Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Chief Financial Officer or his delegate, in a form reasonably satisfactory to the Reorganizing Fund and dated as of the Closing Date, to the effect that the representations and warranties of MainStay made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Reorganizing Fund shall reasonably request.

      6.3 MainStay shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

      6.4 The Reorganizing Fund shall have received on the Closing Date the opinion of Dechert Price & Rhoads, counsel to MainStay, dated as of the Closing Date, covering the following points:

      (a) MainStay is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets, including those of the Successor Fund, and to carry on its business, including that of the Successor Fund, as presently conducted and as anticipated to be conducted subsequent to the Closing Date.

      (b) The Agreement has been duly authorized, executed and delivered by MainStay on behalf of the Successor Fund and, assuming that the N-14 Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Reorganizing Fund, is a valid and binding obligation of MainStay on behalf of the Successor Fund enforceable against MainStay in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

      (c) The Successor Fund Shares to be issued to the Reorganizing Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Successor Fund (recognizing that, under Massachusetts law, shareholders of the Successor Fund could, under certain circumstances, be held personally liable for the obligations of the Successor Fund), and no shareholder of the Successor Fund has any preemptive rights to subscription or purchase in respect thereof.

      (d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MainStay's Declaration of Trust or By-Laws or any provision of any agreement [(known to such counsel)] to which MainStay is a party or by which it is bound or, [to the knowledge of such counsel,] result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which MainStay is a party or by which it is bound.

      (e) No consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

      (f) Only insofar as they relate to MainStay and the Successor Fund, the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate and fairly present the information required to be shown.

      (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to MainStay and the Successor Fund, existing on or before the effective date of the N-14 Registration Statement or the Closing Date required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement which are not described as required.

      (h) MainStay is registered as an investment company with respect to each series of shares it offers, including those of the Successor Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

      (i) Shares of MainStay, including those of the Successor Fund, [are] registered under the 1933 Act, and such registration is in full force and effect.

      (j) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MainStay or the Successor Fund or any of their respective properties or assets and neither MainStay nor the Successor Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business other than as previously disclosed in the N-14 Registration Statement.

      In addition, such counsel shall state that they have participated in conferences with officers and other representatives of MainStay at which the contents of the N-14 Registration

Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement (except to the extent indicated in paragraph (f) of their opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of MainStay), no facts have come to their attention that lead them to believe that the N-14 Registration Statement as of its date, as of the date of the Shareholders Meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding MainStay or the Successor Fund or necessary to make the statements therein regarding MainStay or the Successor Fund, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Reorganizing Fund contained in the N-14 Registration Statement and that such opinion is solely for the benefit of the Reorganizing Fund, its Directors and its officers. Such opinion shall also include such other matters incident to the transactions contemplated hereby as the Reorganizing Fund may reasonably request.

      In this paragraph 6.4, references to the N-14 Registration Statement include and relate only to the text of such N-14 Registration Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

      Each of the foregoing conditions precedent may be waived by the Reorganizing Fund.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF MAINSTAY

      The obligations of MainStay to complete the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1 All representations and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

      7.2 The Reorganizing Fund shall have delivered to MainStay a statement of assets and liabilities of the Reorganizing Fund, together with a list of the portfolio securities of the Reorganizing Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Reorganizing Fund as having been prepared in accordance with generally accepted accounting standards consistently applied.

      7.3 The Reorganizing Fund shall have duly executed and delivered to MainStay such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as MainStay may deem necessary or desirable to transfer all of the Reorganizing Fund's right, title and interest in and to the Reorganizing Fund's assets. The Reorganizing Fund's assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

      7.4 The Reorganizing Fund shall have delivered to MainStay on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay and dated as of the Closing Date, to the effect that the representations and warranties of the Reorganizing Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay shall reasonably request.

      7.5 The Reorganizing Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

      7.6 MainStay shall have received on the Closing Date the opinion of Kirkpatrick & Lockhart LLP, counsel to the Reorganizing Fund, dated as of the Closing Date, covering the following points:

      (a) The Reorganizing Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

      (b) The Agreement has been duly authorized, executed and delivered by the Reorganizing Fund and, assuming that the N-14 Registration Statement and the Reorganization Proxy Materials comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by MainStay, is a valid and binding obligation of the Reorganizing Fund enforceable against the Reorganizing Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

      (c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Reorganizing Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Reorganizing Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Reorganizing Fund is a party or by which it is bound.

      (d) No consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the

Reorganizing Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

      (e) Only insofar as they relate to the Reorganizing Fund, the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate and fairly present the information required to be shown.

      (f) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Reorganizing Fund, existing on or before the effective date of the N-14 Registration Statement or the Closing Date required to be described in the N-14 Registration Statement or its exhibits which are not described as required.

      (g) The Reorganizing Fund is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

      (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Reorganizing Fund or any of its respective properties or assets and the Reorganizing Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business other than as previously disclosed in the Reorganization Proxy Materials.

      In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Reorganizing Fund at which the contents of the N-14 Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement (except to the extent indicated in paragraph (e) of their opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Reorganizing Fund), no facts have come to their attention that lead them to believe that the N-14 Registration Statement as of its date, as of the date of the Shareholders Meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Reorganizing Fund or necessary to make the statements therein regarding the Reorganizing Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to MainStay or the Successor Fund, contained in the N-14 Registration Statement and that such opinion is solely for the benefit of the Successor Fund, MainStay, its Trustees and its officers. Such opinion shall also include such other matters incident to the transactions contemplated hereby as MainStay may reasonably request.

      In this paragraph 7.6, references to the N-14 Registration Statement include and relate to only the text of such N-14 Registration Statement and not to any exhibits or attachments thereto or to any document incorporated by reference therein.

      Each of the foregoing conditions precedent may be waived by MainStay.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF MAINSTAY AND THE REORGANIZING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with the provisions of the Reorganizing Fund's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to MainStay.

      8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MainStay or the Reorganizing Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Reorganizing Fund.

      8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending such effectiveness shall have been instituted or, to the knowledge of either party to the Agreement, contemplated by the Commission and the parties shall have received any other authorizations necessary under state securities laws to consummate the transaction contemplated by this Agreement.

      8.5 MainStay and the Reorganizing Fund shall have received the opinion of Dechert Price & Rhoads addressed to MainStay on behalf of the Successor Fund and to the Reorganizing Fund substantially to the effect that for federal income tax purposes:

      (a) The transfer by the Reorganizing Fund of all of its assets to the Successor Fund in exchange for Successor Fund Shares and the assumption by the Successor Fund of the Reorganizing Fund's liabilities, and the distribution of the Successor Fund Shares to the Reorganizing Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Successor Fund and Reorganizing Fund are each a "party to the reorganization" within the meaning of Section 368(b) of the Code.

      (b) In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Reorganizing Fund as a result of such transactions.

      (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Successor Fund as a result of such transactions.

      (d) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Reorganizing Fund on the distribution to them by the Reorganizing Fund of the Successor Fund Shares in exchange for their shares of the Reorganizing Fund.

      (e) In accordance with Section 358(a)(1) of the Code, the basis of the Successor Fund Shares received by each shareholder of the Reorganizing Fund will be the same as the basis of the shareholder's Reorganizing Fund shares immediately prior to such transactions.

      (f) In accordance with Section 362(b) of the Code, the basis of the Reorganizing Fund Assets received by the Successor Fund will be the same as the basis of such assets in the hands of the Reorganizing Fund immediately prior the transactions.

      (g) In accordance with Section 1223(1) of the Code, a shareholder's holding period for the Successor Fund Shares will be determined by including the period for which the shareholder held the shares of the Reorganizing Fund exchanged therefor, provided that the shareholder held such shares of the Reorganizing Fund as a capital asset.

      (h) In accordance with Section 1223(2) of the Code, the holding period of the Successor Fund with respect to the Reorganizing Fund Assets will include the period for which such Assets were held by the Reorganizing Fund.

      (i) In accordance with Section 381(a) of the Code, the Successor Fund will succeed to the tax attributes of the Reorganizing Fund described in Section 381(c) of the Code.

      8.6 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.7 The Commission shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

      8.8 Either party, at its option, may waive compliance by the other party with any condition contained in this Section 8, other than the conditions contained in Sections 8.1 and 8.4.

9.    BROKERAGE FEES AND EXPENSES

      9.1 The Reorganizing Fund and MainStay on behalf of the Successor Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 Except as described in this Section 9.2, none of the fees or expenses of counsel, accountants, agents, or representatives of MainStay incurred in connection with the Reorganization shall be borne by the Reorganizing Fund, and no such fees and expenses of the Reorganizing Fund shall be borne by MainStay. [The printing, postage, and solicitation expenses (including the fees and expenses of a proxy solicitor) incurred in connection with the Reorganization shall be borne by MainStay Management, Inc. MainStay Management, Inc. will [also] bear SEC registration fees and "Blue Sky" expenses relating to the Reorganization.]

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 MainStay and the Reorganizing Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   FURTHER ASSURANCES

      Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, the Reorganizing Fund shall deliver or cause to be delivered to MainStay or its designees each account, book, record or other document of the Reorganizing Fund required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

12.   TERMINATION

      This Agreement may be terminated by a party at or, in the case of Subsection 12(c) below, at any time prior to, the Closing Date by a vote of a majority of its Board as provided below:

      (a) By the Reorganizing Fund if the conditions set forth in Section 6 or 8 are not satisfied as specified in said Section;

      (b) By MainStay on behalf of the Successor Fund if the conditions set forth in Section 7 or 8 are not satisfied as specified in said Section;

      (c) By either MainStay on behalf of the Successor Fund or by the Reorganizing Fund by notice to the other stating that the terminating party's Board has determined, in the exercise of its fiduciary duties under applicable state law and the 1940 Act, that consummation of the Reorganization is no longer in the best interests of the terminating party and its shareholders; and

      (d) By mutual consent.

13.   AMENDMENTS

      This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Reorganizing Fund and MainStay; provided, however, that following the Shareholders Meeting, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, overnight courier, facsimile, or certified mail addressed to The MainStay Funds, c/o MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, Attention: ________________ or to the MAP-Equity Fund, c/o Markston International LLC, 520 Broad St, Newark NJ 07102-3111, Attention: Judith Keilp with a copy to Kirkpatrick & Lockhart
LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, Attention: Richard
M. Phillips.

15.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;    LIMITATION OF
      LIABILITY; ACKNOWLEDGEMENTS

      15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      15.5 It is expressly agreed that the obligations of MainStay hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of MainStay personally, but bind only the trust property of the Successor Fund, as provided in the Declaration of Trust of MainStay. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Fund as provided in the Declaration of Trust of MainStay.

      15.6 The parties acknowledge that the Successor Fund's manager, MainStay Management, Inc., has agreed with the Successor Fund that for the two-year period following the commencement of the Successor Fund's operations, the total operating expenses (excluding taxes, interest, brokerage commissions and any extraordinary expenses) of Class I Shares of the Successor Fund will be limited to not more than 1.00% per annum of average daily net assets attributable to Class I Shares of the Successor Fund. MainStay Management, Inc. has agreed to waive its management fee or reimburse expenses of Class I of the Successor Fund to the extent required to do so to satisfy this expense limitation provision.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                    The MainStay Funds

                                    on behalf of the
                                    MainStay Equity Fund

                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------


                                    MAP-Equity Fund

                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

   MainStay MAP Equity Fund Prospectus                                 , 1999

Class I shares

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The MainStay MAP Equity Fund is a series of The MainStay Funds. MainStay offers 22 mutual funds in addition to the MAP Equity Fund.

                                 What's Inside?

MAP Equity Fund............................................................... 3
Account Policies: Buying, Selling and Exchanging Shares....................... 5
Decide How to Receive Your Earnings...........................................11
Understand the Tax Consequences...............................................12
Know With Whom You're Investing...............................................13
Financial Highlights..........................................................14

                                MAP EQUITY FUND

INVESTMENT OBJECTIVE -- The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.

In pursuing the Fund's investment objective, the Sub-Adviser seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Sub-Adviser believes will have improved performance [i.e., value opportunities]. Factors examined by the Sub-Adviser to indicate value include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. The Sub-Adviser also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, the Sub-Adviser also assesses the judgment, quality and integrity of company management and the track record of product development.

Although under normal circumstances the Fund intends to hold its securities for a relatively long period of time, the Sub-Adviser may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

RISKS -- The NET ASSET VALUE of the Fund will fluctuate and you could lose money by investing in the Fund. Investment in common stocks and securities convertible into common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions, which can adversely affect the value of the Fund's holdings. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS -- In times of unusual or adverse market, economic or political conditions, or during periods when the Sub-Adviser believes that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities), for temporary defensive purposes, the Fund may invest in cash, preferred stock, [money market investments or other debt or debt-related instruments.]

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over a ten year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant
to an Agreement and Plan of Reorganization dated        , 1999, the MAP-Equity
Fund is to be reorganized as the MainStay MAP Equity Fund on or about June   ,
1999. The shares of the MAP-Equity Fund are being designated as Class I shares of the Fund. The performance figures shown reflect the performance of the MAP-Equity Fund (the Fund's Class I shares) for the periods ended December 31, 1998. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


------------------------------------------------------------
                         BAR CHART
------------------------------------------------------------
MAP EQUITY FUND (CLASS I)               QUARTER/YEAR  RETURN
------------------------------------------------------------
Highest Return/Best Quarter
------------------------------------------------------------
Lowest Return/Worst Quarter
------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
------------------------------------------------------------
                                1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------
MAP Equity Fund
  Class I
------------------------------------------------------------
S&P 500*
------------------------------------------------------------

* The Standard & Poor's Composite Stock Price Index (the "S&P 500") is an unmanaged index which generally is representative of the U.S. stock market.

                                    EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge (load) on reinvested dividends.

  Sales Charges and Operating Expenses                                               Examples
--------------------------------------------------------------------------------------------------------------
MAP EQUITY FUND
--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID
 DIRECTLY FROM YOUR                                            EXPENSES
 INVESTMENT)                                                   AFTER
                                                               -----------
MAXIMUM SALES CHARGE (LOAD)
 IMPOSED ON PURCHASES OF
 SHARES (as a percentage of
 offering price)                                       None     1 year $
                                                                3 years $
                                                                5 years $
                                                                10 years $
Maximum Deferred Sales Charge
 (Load) (as a percentage of
 redemption proceeds)                                  None
Exchange Fee                                             *
ANNUAL FUND OPERATING
 EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.75%
Distribution and/or Service
 (12b-1) Fees                                          None
Other Expenses                                            %
                                                       ---
Total Fund Operating Expenses                             %
                                                       ===
Fee Waiver                                                %
                                                          -
Net Expenses(1)                                        1.00%


* Except as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed.
1. Pursuant to an Expense Limitation Agreement, the Manager has agreed to assume the Fund's Class I expenses to the extent Class I total operating expenses exceed 1.00% on an annual basis. The Manager has agreed to assume such expenses until May 30, 2001, after which time the Manager may discontinue assuming such expenses.

            Account Policies: Buying, Selling and Exchanging Shares

                General Instructions:  Buying and Selling Shares

---------------------------------------------------------------------------------------------------------------------
              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
---------------------------------------------------------------------------------------------------------------------
   IN WRITING

        Complete your application and    Send additional investments directly to:  Write a letter of instruction that
        send it and your check to your                                             includes:
        investment professional.         The MainStay Funds
                                         P.O. Box 8401                             - your name(s) and signature(s)
        Class I shares are only          Boston, MA 02266-8401                     - your account number
        available to shareholders who                                              - fund name and class of shares
        held shares of the Fund on the   Include your fund, account number and     - dollar amount you want to sell
        date it was reorganized, which   class of shares with your check.
        is expected to be on or about                                              Obtain a signature guarantee or other
        June   , 1999, and institutions                                            documentation, if required.
        that [insert qualifying
        factors].                                                                  Mail your request to:
                                                                                   The MainStay Funds
                                                                                   P.O. Box 8401
                                                                                   Boston, MA 02266-8401
                                                                                   You must ask to sell your shares in
                                                                                   writing and have your signature
                                                                                   guaranteed for:
                                                                                   - amounts of $100,000 or more
                                                                                   - accounts which have had a change of
                                                                                     address within 30 days
                                                                                   - redemptions sent to an address other
                                                                                     than the address of record
                                                                                   A signature guarantee helps protect
                                                                                   against fraud. You can obtain one from
                                                                                   most banks and securities dealers, but
                                                                                   not from a notary public. For joint
                                                                                   accounts, each signature must be
                                                                                   guaranteed. Please call MSS to ensure
                                                                                   that your signature guarantee will be
                                                                                   processed correctly.
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
------------------------------------------------------------------------------------------------------------------------
    BY TELEPHONE

        If your purchase is at least     WIRE                                      Call us to request your transaction
        $5,000, have your investment                                               and determine whether proceeds will be
        professional call in your        Have your investment professional call    sent by wire or by check.
        order. Your application and      in your order and wire your investment
        payment must be received in      to:                                       GETTING YOUR MONEY BY WIRE TRANSFER
        good order within 3 business
        days.                            State Street Bank and Trust Company with  Be sure MainStay has your bank account
                                         these instructions:                       information on file. Proceeds will be
                                         - ABA# 011 0000 28                        wired to your bank.
                                         - Attn: Custody and Shareholder Services
                                         - the Fund name and class of shares       - Minimum amount: $5,000
                                         - your account number                     - Limit: One every 30 days
                                         - name(s) of investor(s)                  - Authorization: You must select this
                                                                                     option on your application initially
                                         To buy shares the same day, your            or request it in writing at a later
                                         investment professional must call by        date.
                                         noon and the wire must be received by
                                         4:00 pm.                                  After receiving your sell order by
                                                                                   phone, we will send the proceeds by
                                         Your investment must be at least $5,000.  bank wire to your designated bank account the next business day. Your
                                                                                   bank may charge you a fee to receive
                                                                                   the wire transfer.
                                                                                   GETTING YOUR MONEY BY CHECK
                                                                                   A check will be sent to the address of
                                                                                   record.
                                                                                   - Maximum amount: $100,000
                                                                                   The check will be payable to the name
                                                                                   (or names) on the account and mailed
                                                                                   to the address on the account. (See
                                                                                   the SAI for more details.)
                                                                                   LIMITS ON TELEPHONE REDEMPTIONS
                                                                                   Telephone redemptions are not
                                                                                   permitted for shares:
                                                                                   - represented by certificates
                                                                                   - bought within the previous 10
                                                                                     calendar days, or
                                                                                   - owned by someone whose address of
                                                                                     record has changed within the
                                                                                     previous 30 days
                                                                                   - equaling an amount of $100,000 or
                                                                                     more
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
-------------------------------------------------------------------------------------------------------------------------
    AUTOMATICALLY

        Not Applicable.         AUTOINVEST                                       SYSTEMATIC WITHDRAWAL PLAN
                                Investors who are authorized for                 To make regular redemptions, choose
                                AutoInvest can call MSS toll free at             the plan when you open your account or
                                1-800-MAINSTAY to make scheduled                 call MSS to request a form to add the
                                systematic investments from a designated         plan. Complete the form, specifying
                                bank account or to buy shares by using           the amount and frequency of
                                electronic debits from a designated bank         withdrawals you would like.
                                account.                                         Withdrawals must be at least $100.
                                PAYROLL DEDUCTION                                Requires at least $10,000 in the
                                For making automatic investments through         account at the time of request and
                                a payroll deduction.                             shares must not be in certificate
                                DIVIDEND REINVESTMENT                            form.
                                For automatically reinvesting dividends          SYSTEMATIC EXCHANGES
                                and distributions in the Fund or another         For regular, systematic exchanges from
                                MainStay Fund.                                   one MainStay Fund to another.

                                                                                 TELEPHONE EXCHANGES
                                                                                 For telephone exchanges from one
                                                                                 MainStay Fund to another.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
-------------------------------------------------------------------------------------------------------------------------
   NAV

        You buy shares at net asset                                                You may sell shares by calling or
        value ("NAV"). NAV is generally                                            writing MSS or your investment
        calculated as of the close of                                              professional. MSS must receive your
        trading on the New York Stock                                              order with all the information,
        Exchange (usually 4:00 pm                                                  signatures and documentation necessary
        Eastern time) everyday the                                                 to sell your shares. If you have share
        Exchange is open. When you buy                                             certificates, you must return them
        shares, you must pay the next                                              with your redemption request.
        NAV calculated after MainStay
        Shareholder Services, Inc. the                                             Your shares will be sold at the next
        Funds' transfer agent ("MSS")                                              NAV calculated after MSS accepts your
        accepts your order. This means                                             order. MainStay will make the payment,
        all the necessary information,                                             minus any deferred sales charge,
        signatures and documentation                                               within 7 days after receiving your
        has been received.                                                         request in good order.
        VALUING SECURITIES
        The Fund's investments are
        valued based on current market
        value. Events affecting the
        values of portfolio securities
        which occur between the time
        their prices are determined and
        the close of the Exchange
        generally will not be reflected
        in the Fund's calculation of
        NAV. However, the Sub-Adviser,
        in consultation with the
        Manager, may, in their
        judgment, determine that an
        adjustment to NAV should be
        made because intervening events
        have caused the Fund's NAV to
        be materially inaccurate.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
-------------------------------------------------------------------------------------------------------------------------
    OTHER

        MINIMUM INVESTMENTS*             If you buy shares by check and quickly    There will be no redemption during any
                                         decide to sell them, the Fund may         period in which the right of
        Initial  $500                    withhold payment for up to 10 days to     redemption is suspended or date of
        Subsequent  $50                  allow the check to clear.                 payment is postponed because the New
        Class I purchases by                                                       York Stock Exchange is closed or
        institutions  $                  Minimum investment for subsequent         trading on the Exchange is restricted
                                         purchases:  $50                           or the SEC deems an emergency to
        *The minimum initial investment  Class I purchases by institutions  $      exist.
        amount is waived for purchase
        by the Trustees, New York Life                                             REDEMPTIONS-IN-KIND
        and its subsidiaries and their
        employees, officers, directors                                             The Fund reserves the right to pay
        or agents.                                                                 certain redemptions, either totally or
                                                                                   partially, by a distribution in kind
        All investments must be in U.S.                                            of securities (instead of cash) from
        dollars and drawn on a U.S.                                                the Fund's portfolio. See the SAI for
        bank. Except under certain                                                 details.
        circumstances, third-party
        checks cannot be accepted. If                                              CONVENIENT, YES . . . BUT NOT RISK-
        your check doesn't clear, your                                             FREE
        order will be canceled and you
        could be liable for losses or                                              Telephone redemption privileges are
        fees. We also reserve the right                                            convenient, but you give up some
        to limit the number of checks                                              security. When you sign the
        processed at one time.                                                     application to buy shares, you agree
        Telephone purchase orders must                                             that neither the MainStay Funds nor
        be at least $5,000 per Fund.                                               MSS will be liable for following phone
        Wires are not accepted when the                                            instructions that they reasonably
        New York Stock Exchange or                                                 believe are genuine. When using the
        banks are closed.                                                          MainStay Audio Response System, you
                                                                                   bear the risk of any loss from your
        The Fund has the right to close                                            errors unless the Fund or MSS fail to
        your account if it gets too                                                use established safeguards for your
        small. If there is less than                                               protection. These safeguards are among
        $250 in your account, the Fund                                             those currently in place at
        may ask you to increase your                                               MainStay Funds:
        balance. We will give you 60
        days' written notice so you can                                            - all phone calls are tape recorded;
        add to your account and avoid                                                and
        the redemption.                                                            - written confirmation of every
                                                                                     transaction is sent to your address
                                                                                     of record.
-------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-MAINSTAY.

EXCHANGE PRIVILEGES

Once you open an account, Class I shareholders of the Fund who were shareholders of the MAP-Equity Fund on the date of the reorganization may exchange Class I shares into Class A shares of another MainStay Fund without the imposition of a sales charge. Currently, the other MainStay Funds do not offer Class I shares. Prior to making exchanges, Class I shareholders should note that a 12b-1 fee is imposed on Class A shares. Once you exchange your Class I shares for Class A shares of another Fund, you may not exchange those shares back into Class I shares.

When you redeem exchanged shares you will have to pay any applicable sales charge. For information about CDSC waivers, see the SAI.

IN GENERAL

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

MainStay may revise or terminate the systematic withdrawal plan and the exchange privileges upon written notice. In addition, upon notice, a $5 fee per redemption may be charged. Five free telephone exchanges per account are permitted in each calendar year. After that, except as to certain accounts for which tracking data is not available, a $10 fee will be charged for each exchange and additional requests may be denied.

GENERAL POLICIES--PURCHASING, SELLING AND EXCHANGING SHARES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

The MainStay Funds reserves the right to:

- refuse any purchase or exchange request that could adversely affect a Fund or its operations including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading
- change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
- change minimum investment amounts

If you invest through a third party (rather than directly with MainStay), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be purchased for retirement plans providing tax-deferred investments for individuals and institutions. Shares purchased may be used as investments for established plans or the Distributor may provide plan documents for selected plans. A plan document must be adopted in order for a plan to be in existence.

Custodial services are provided for IRA/ROTH IRA/ SEP/SARSEP, SIMPLE IRA and Education IRA plans, and for 403(b)(7) Custodial Accounts. Plan administration is also available for select qualified retirement plans.

Contributions made to such plans to the extent provided in federal income tax law currently in effect, and earnings thereon, will not be taxable to the plan participant until distribution. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

                      Decide How to Receive Your Earnings

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

WHEN THE FUND PAYS

The Fund declares and distributes any dividends [semi-annually]. Dividends are paid on the first business day of each month after a dividend is declared.

CAPITAL GAINS

Funds earn capital gains when they sell securities at a profit.

WHEN THE FUND PAYS

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

HOW TO TAKE YOUR EARNINGS

You may choose how to receive earnings (and change your choice as often as you like) by notifying your investment professional (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. You don't pay a sales charge on shares bought through the automatic reinvestment of dividends or capital gains. Here are your choices:

REINVEST EVERYTHING IN:

- the Fund; or
- in another Fund of your choice.

TAKE THE DIVIDENDS IN CASH

Reinvest the capital gains in:

- the Fund; or
- in another Fund of your choice.

TAKE THE CAPITAL GAINS IN CASH

Reinvest the dividends in:

- the Fund; or
- in another Fund of your choice.

TAKE A PERCENTAGE OF THE DIVIDENDS OR CAPITAL GAINS IN CASH AND REINVEST THE REMAINDER IN:

- the Fund.

TAKE EVERYTHING IN CASH

                        Understand the Tax Consequences

MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.

MainStay keeps track of your tax status and will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long- and short-term capital gains.

RETIREMENT PLANS

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

EXCHANGES

An exchange of shares of one fund for shares of another will be treated as a sale of shares of the first fund and a purchase of shares of the second fund. Any gain on the transaction may be subject to federal income tax.

-------------------------------------------------------------------------------
 You should be aware that if you buy shares shortly before a dividend payment, a part of your investment will be returned in the form of a dividend which may be taxable income for you.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-   SEEK ASSISTANCE

 Your investment professional is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

 For additional information on taxation, see the SAI.

    DON'T OVERLOOK SALES CHARGES

 The amount you pay in sales charges reduces gains and increases losses for tax purposes.
-------------------------------------------------------------------------------

                        Know With Whom You're Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Fund's manager, handling business affairs for the Fund. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect, wholly-owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to the Sub-Adviser.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fee paid to the Sub-Adviser.

The Trust, on behalf of the Fund, pays the Manager an aggregate fee for services performed at an annual rate of 0.75% of the average daily net assets of that Fund.

The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Adviser.

WHO MANAGES YOUR MONEY?

Markston International, LLC ("Markston"), 1 North Lexington Avenue, White Plains, New York 10601, is the Fund's Sub-Adviser. Under the supervision of the Manager, the Sub-Adviser is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by the Manager, not the Fund. The Fund's Trustees oversee the management and operations of the Fund.

Investment decisions for the Fund are made by Michael Mullarkey and Roger Lob. Michael Mullarkey has been a portfolio manager for the Fund since 1981, and Roger Lob has been a portfolio manager since 1987. Michael Mullarkey currently is the Fund's primary portfolio manager. Fund assets are divided between the managers within certain parameters. Markston reviews this asset allocation by manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each manager. This dual-manager investment structure achieves the Fund's objective of prudent diversification while allowing each manager to focus his research on a limited number of companies.

YEAR 2000

Services provided to the Fund by the Manager, the Sub-Adviser and the Fund's other service providers could be disrupted if the service providers' computer systems cannot properly distinguish between the Year 2000 and the Year 1900. The Fund is taking steps to ensure that the Year 2000 problem is being addressed by each of its service providers. The Fund does not anticipate any material adverse impact as a result of Year 2000 problem but there can be no assurances.

                         Financial Highlights

The financial highlights table is intended to help you understand the MAP-Equity Fund's financial performance for the past 5 years. Certain information reflects financial results for a single MAP-Equity Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the MAP-Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the MAP-Equity Fund's financial statements, are included in the annual report, which is available upon request.

                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year..........................  $ 22.73    $ 20.66    $ 19.36    $ 16.67    $ 18.13
                                                              -------    -------    -------    -------    -------
Net investment income.......................................     0.33       0.28       0.36       0.43       0.37
Net realized and unrealized gain (loss) on investments......     4.81       5.49       4.16       4.90       0.13
                                                              -------    -------    -------    -------    -------
Net increase (decrease) in net assets from operations.......     5.14       5.77       4.52       5.33       0.50
                                                              -------    -------    -------    -------    -------
Dividends from net investment income........................    (0.33)     (0.29)     (0.36)     (0.43)     (0.37)
Distributions from net realized gain from security
  transactions..............................................    (2.96)     (3.41)     (2.86)     (2.07)     (1.59)
Distribution in excess of net investments income (see Note
  A)........................................................       --         --         --      (0.14)        --
                                                              -------    -------    -------    -------    -------
Total distributions.........................................    (3.29)     (3.70)     (3.22)     (2.64)     (1.96)
                                                              -------    -------    -------    -------    -------
Net Asset Value, End of Year................................  $ 24.58    $ 22.73    $ 20.66    $ 19.36    $ 16.67
                                                              =======    =======    =======    =======    =======
Total Return(2).............................................    24.23%     27.99%     23.82%     32.50%      2.76%
                                                              =======    =======    =======    =======    =======
Ratios/Supplemental Data:
Net Assets, End of Year (thousands).........................  $60,414    $94,172    $73,591    $60,467    $48,130
                                                              =======    =======    =======    =======    =======
Ratio of Expenses to Average Net Assets.....................     0.70%      0.82%      0.74%      0.81%      1.07%
                                                              =======    =======    =======    =======    =======
Ratio of Net Investment Income to Average Net Assets........     1.10%      1.18%      1.82%      2.30%      2.03%
                                                              =======    =======    =======    =======    =======
Portfolio Turnover Rate.....................................    40.57%     57.57%     52.88%     39.40%     39.31%
                                                              =======    =======    =======    =======    =======

--------
(1) The performance information provided is for the Fund's Class I shares. The Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization
     dated       , 1999, the MAP-Equity Fund is to be reorganized
     as the MainStay MAP Equity Fund on or about June   , 1999.
     The shares of the MAP-Equity Fund are being designated as Class I shares of the Fund. Class A, Class B and Class C
     shares of the Fund were first offered on       , 1999.

(2)  Total return does not reflect the sales commission (maximum
     4.75%) charged on Fund shares.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

[MAINSTAY FUNDS LOGO]
NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.
[NYLIFE LOGO]

[RECYCLE LOGO]

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayfunds.com.

You can obtain information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.


THE MAINSTAY FUNDS
SEC File Number: 811-4550

[This prospectus is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.]

THE FULL MAINSTAY LINE-UP INCLUDES:

AGGRESSIVE GROWTH
Small Cap Growth Fund
Small Cap Value Fund

GROWTH
Blue Chip Growth Fund
Capital Appreciation Fund
Equity Index Fund
Equity Fund
International Equity Fund

GROWTH AND INCOME
Convertible Fund*
Equity Income Fund
Growth Opportunities Fund
Research Value Fund
Strategic Value Fund
Total Return Fund
Value Fund

INCOME
Global High Yield Fund
Government Fund
High Yield Corporate Bond Fund
International Bond Fund
Money Market Fund
Strategic Income Fund

TAX-FREE INCOME
California Tax Free Fund
New York Tax Free Fund
Tax Free Bond Fund

* As of 6/2/97, the MainStay Convertible Fund was closed to new investors.

    TO LEARN MORE ABOUT OTHER MAINSTAY FUNDS, PLEASE CONTACT YOUR INVESTMENT
                               PROFESSIONAL FOR A
 PROSPECTUS CONTAINING MORE COMPLETE INFORMATION INCLUDING ADVISORY FEES, OTHER
                          EXPENSES, AND SHARE CLASSES.
           PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                   THIS COVER IS NOT PART OF THE PROSPECTUS.

[MAINSTAY FUNDS LOGO]                                               MSPR12-09/98

                       STATEMENT OF ADDITIONAL INFORMATION

                  Relating to the acquisition of the assets of

                                 MAP-EQUITY FUND
                                520 Broad Street
                          Newark, New Jersey 07102-3111

                        by and in exchange for shares of

                            MAINSTAY MAP EQUITY FUND
                                   a series of
                               THE MAINSTAY FUNDS
                                51 Madison Avenue
                                New York NY 10010
                            Telephone: (212) 576-5773

            This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of MAP-Equity Fund (the "Acquired Fund") by MainStay MAP Equity Fund (the "Acquiring Fund"), a series of The MainStay Funds, in exchange for shares of the Acquiring Fund, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

            (1) The Statement of Additional Information of the Acquired Fund dated May 1, 1998, previously filed on EDGAR, Accession Number 0001047469-98-016890;

            (2) The Statement of Additional Information of the Acquiring Fund dated ______, 1999 previously filed on EDGAR, Accession Number _____________; and

            (3) The Annual Report of the Acquired Fund for the year ended December 31, 1998 previously filed on EDGAR, Accession Number 0001047469-99-007871.

            This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 25, 1999 relating to the above-referenced matter may be obtained from The MainStay Funds at the number and address listed above. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement/Prospectus.

            The date of this Statement of Additional Information is _________, 1999.

                                    PART C

                              OTHER INFORMATION


ITEM 25.  INDEMNIFICATION

      New York Life Insurance Company maintains Directors & Officers Liability insurance coverage totaling $100 million. The coverage limit applies each year and has been extended to cover Directors, Trustees and Officers of the Trust, and subsidiaries and certain affiliates of New York Life. Subject to the policies' terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims, including related expenses, made against them while acting in their capacities as such. The primary policy in the amount of $25 million is issued by National Union Fire Insurance Company of Pittsburgh, PA, and the excess policies in the amount at $75 million are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

      Article IV of Registrant's Declaration of Trust states as follows:

      Section 4.3.  Mandatory Indemnification.

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;


                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

      As used in this Section 4.3, a "Non-interested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

      (1)   -     (a)   Amended and Restated Declaration of Trust dated August
                        30, 1991 -- Incorporated by reference from
                        Post-Effective Amendment No. 13 to the Registrant's
                        Registration Statement*

                  (b) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 -- Incorporated by reference from Post-Effective Amendment No. 16 to the Registrant's Registration Statement*

                  (c) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's Registration Statement*

                  (d) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Incorporated by reference from Post-Effective Amendment No. 23 to the Registrant's Registration Statement*

                  (e) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Incorporated by reference from Post-Effective Amendment No. 27 to the Registrant's Registration Statement*

                  (f) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Incorporated by reference from Post-Effective Amendment No. 28 to the Registrant's Registration Statement*

                  (g) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Incorporated by reference from Post-Effective Amendment No. 35 to the Registrant's Registration Statement*

                (h) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Incorporated by reference from Post-Effective Amendment No. 38 to the Registrant's Registration Statement*

                (i) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share --Incorporated by reference from Post--Effective Amendment No. 47 to the Registrant's Registration Statement*

      (2)   -   (a)     Amended and Restated By-laws dated August 30, 1991 --
                        Incorporated by reference from Post-Effective Amendment
                        No. 13 to the Registrant's Registration Statement*

                (b) Amended and Restated By-Laws dated December 31, 1994 -- Incorporated by reference from Post-Effective Amendment No. 32 to the Registrant's Registration Statement*

      (3)   -           Not applicable

      (4)   -           Agreement and Plan of Reorganization(1)

      (5)   -           Specimen Share Certificate -- Previously filed as
                        Exhibit 4 to Pre- Effective Amendment No. 2 to the
                        Registrant's Registration Statement*

      (6)   -   (a)     Management Agreement -- MAP Equity Fund***

                (b)     Form of Sub-Advisory Agreement - MAP Equity Fund***

      (7)   -   (a)     Form of Distribution Agreement -- Incorporated by
                        reference from Post-Effective Amendment No. 22*

                 (b)(1) Form of Soliciting Dealer Agreement -- Incorporated
                        by reference from Pre-Effective Amendment No. 1 to Registrant's Registration Statement*


                 (b)(2) Soliciting Dealer Agreement -- Incorporated by
                        reference from Post-effective Amendment No. 50 to the Registrant's Regsitration Statement*

      (8)   -   Not applicable

----------------
(1) Filed herewith as Exhibit "A" to the Proxy Statement/Prospectus.

      (9)   -     (a)         Custodian Contract with State Street Bank and
                              Trust Company -- Previously filed as Exhibit
                              8(a) to Pre-Effective Amendment No. 1*

                  (b) Fee schedule for Exhibit 8(a) -- Incorporated by reference from Pre-Effective Amendment No. 2*

                  (c) Custodian Contract with The Bank of New York --Incorporated by reference from Post-Effective Amendment No. 7*

      (10)  -     (a)(1)      Plan of Distribution pursuant to Rule 12b-1
                              (Class A shares)--MAP Equity Fund***

                  (a)(2) Plan of Distribution pursuant to Rule 12b-1 (Class B shares)--MAP Equity Fund***

                  (a)(3) Plan of Distribution pursuant to Rule 12b-1 (Class C shares)--MAP Equity Fund***

                  (b) Form of Multiple Class Plan Pursuant to Rule 18f-3 -- Incorporated by reference from Post-Effective Amendment No. 30*

      (11)  -     Opinion and Consent of Dechert Price & Rhoads as to legality of the securities being offered ***

      (12)  -     Opinion and Consent of Dechert Price & Rhoads as to tax
                  consequences**

      (13)  -     Not applicable

      (14)  -     Consent of Independent Accountants **

      (15)  -     Not applicable

      (16)  -     Powers of Attorney -- Incorporated by reference from
                  Post-Effective Amendments No. 40 and No. 44 to the
                  Registrant's Registration Statement*

      (17)  -     Proxy Card***


            *     Incorporated herein by reference

            **    To be filed by amendment.

            ***   Filed herewith.


ITEM 17.  UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed acquisition of assets and issuance of shares described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey, on the _______ day of March, 1999.



                        THE MAINSTAY FUNDS

                        By:   /s/ Stephen C. Roussin
                              -----------------------------
                              STEPHEN C. ROUSSIN, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on ________ March _________, 1999.


Signatures                                                    Title
----------                                                    -----


               *                                 Chairman and Trustee
-------------------------------
RICHARD M. KERNAN, JR.


/s/ Stephen C. Roussin                           President, Chief Executive
-------------------------------                  Officer and Trustee
STEPHEN C. ROUSSIN


/s/ Anthony W. Polis                             Chief Financial Officer
-------------------------------                  (Principal Financial and
ANTHONY W. POLIS                                 Accounting Officer)




              *
-------------------------------
EDWARD J. HOGAN                                  Trustee


             *
-------------------------------
HARRY G. HOHN                                    Trustee


               *
-------------------------------
DONALD K. ROSS
                                                 Trustee


               *
-------------------------------
RICHARD M. KERNAN, JR.                           Trustee


              *
-------------------------------
NANCY M. KISSINGER                               Trustee


              *
-------------------------------
TERRY L. LIERMAN                                 Trustee


              **
-------------------------------
JOHN B. McGUCKIAN                                Trustee


              *
-------------------------------
DONALD E. NICKELSON                              Trustee


-------------------------------
MARK GORDON
                                                 Trustee


/s/ Jeffrey L. Steele
-------------------------------
JEFFREY L. STEELE



 * Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 44 on March 17, 1998.

** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 40 on August 28, 1997.

                                  EXHIBIT INDEX



Exhibit Number                            Name of Exhibit
--------------                            ---------------
         6(a)            Management Agreement -- MAP Equity Fund

         6(b)            Form of Sub-Advisory Agreement - MAP Equity Fund

         10(a)(1) Plan of Distribution pursuant to Rule 12b-1 (Class A shares)--MAP Equity Fund

         10(a)(2) Plan of Distribution pursuant to Rule 12b-1 (Class B shares)--MAP Equity Fund

         10(a)(3) Plan of Distribution pursuant to Rule 12b-1 (Class C shares)--MAP Equity Fund

         11 Opinion and Consent of Dechert Price & Rhoads as to legality of the securities being offered

         17              Proxy Card